                                                                    Exhibit 10.6

                            PARTNERSHIP AGREEMENT

                                      OF

                    DELCO REMY MEXICO, S. de R.L. de C.V.

                                  dated as of

                               April  17 , 1997

                                    between

                   REMY MEXICO HOLDINGS, S. de R.L. de C.V.

                                      and

                         GCID AUTOPARTES, S.A. de C.V.

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE I     DEFINITIONS..................................................    1
              -----------
          Section 1.1  Definitions.........................................    1
                       -----------
          "Additional Contribution"........................................    1
          "Additional Equity Contribution".................................    1
          "Affiliate"......................................................    1
          "Amended Bylaws".................................................    1
          "Annual Limit"...................................................    2
          "Applicable Law".................................................    2
          "Bylaws".........................................................    2
          "Board"..........................................................    2
          "Closing"........................................................    2
          "Closing Date"...................................................    2
          "Company"........................................................    2
          "Company's Business".............................................    2
          "Corporate Part..................................................    2
          "Covered Investment".............................................    3
          "Debt Contribution"..............................................    3
          "DR Asset Purchase Agreement"....................................    3
          "DRA"............................................................    3
          "DRI"............................................................    3
          "DRI Receivables"................................................    3
          "DRI Senior Bank Debt Rate"......................................    3
          "DR Service Agreement"...........................................    4
          "EBIT"...........................................................    4
          "Equipment Lease"................................................    4
          "Equity Contribution"............................................    4
          "Fix Rate".......................................................    4
          "Governmental Authority".........................................    4
          "Initial Bylaws".................................................    5
          "Initial Equity Contribution"....................................    5
          "Initial Partners"...............................................    5
          "JF".............................................................    5
          "JF Asset Purchase Agreement"....................................    5
          "JV Equity Contribution".........................................    5
          "JV Partners"....................................................    5
          "Lease Agreement"................................................    5
          "Licensed Products"..............................................    5
          "Lien"...........................................................    5
          "Majority Interest"..............................................    5

        "Material Adverse Effect"..........................................    5
        "Material Breach"..................................................    6
        "Mexican GAAP".....................................................    6
        "Mexican Peso".....................................................    6
        "Noncompetition Agreements"........................................    6
        "Officer"..........................................................    7
        "Partner"..........................................................    7
        "Partner's Premium Capital"........................................    7
        "Partner's Social Capital".........................................    7
        "PCo.".............................................................    7
        "Percentage".......................................................    7
        "Person"...........................................................    7
        "Premium Capital"..................................................    7
        "Related Agreements"...............................................    7
        "Required Interest"................................................    8
        "RII"..............................................................    8
        "RII Corporate Part Sale Agreement"................................    8
        "SCE"..............................................................    8
        "SD License".......................................................    8
        "SD Motors"........................................................    8
        "Senior Officer"...................................................    8
        "Service Agreement"................................................    8
        "Social Capital"...................................................    8
        "Supply and Sales Agreement".......................................    8
        "Termination Agreement"............................................    8
        "TIA Agreement"....................................................    9
        "Total Social Capital".............................................    9
        "Trademark Agreement"..............................................    9
        "US Dollar"........................................................    9
        "US GAAP"..........................................................    9
        "US Independent Accountants".......................................    9
        Section 1.2   Other Definitions....................................    9
                      -----------------

ARTICLE II      ORGANIZATION...............................................   10
                ------------
   Section 2.1  Establishment of Partnership;..............................   10
                -----------------------------
   Section 2.2  Bylaws; Conflict with Partnership Agreement................   10
                -------------------------------------------
   Section 2.3  Principal Offices..........................................   10
                -----------------
   Section 2.4  Capitalization.............................................   11
                --------------
   Section 2.5  Subscriptions and JV Equity Contributions..................   11
                -----------------------------------------
   Section 2.6  Additional Contributions...................................   12
                ------------------------
   Section 2.7  Cash Contributions.........................................   15
                ------------------

   Section 2.8  Organizational and Other Costs.............................   15
                ------------------------------
   Section 2.9  Bank Financing.............................................   16
                --------------

ARTICLE III     PURPOSES; TERM OF COMPANY..................................   16
                -------------------------
   Section 3.1  Purposes...................................................   16
                --------
   Section 3.2  Term.......................................................   17
                ----

ARTICLE IV      PARTNERS...................................................   17
                --------
   Section 4.1  Partner Meetings...........................................   17
                ----------------
   Section 4.2  Voting.....................................................   17
                ------
   Section 4.3  Ouorum.....................................................   20
                ------
   Section 4.4  Action by Written Consent..................................   20
                -------------------------
   Section 4.5  Other Activities...........................................   20
                ----------------
   Section 4.6  Hiring of Employees........................................   21
                -------------------

ARTICLE V       BOARD OF MANAGERS..........................................   21
                -----------------
   Section 5.1  Number.....................................................   21
                ------
   Section 5.2  Meetings of the Board......................................   22
                ---------------------
   Section 5.3  Powers.....................................................   22
                ------
   Section 5.4  Ouorum.....................................................   22
                ------
   Section 5.5  Voting; Action by Written Consent..........................   23
                ---------------------------------

ARTICLE VI      OFFICERS...................................................   23
                --------
   Section 6.1  Officers...................................................   23
                --------
   Section 6.2  Powers.....................................................   23
                ------
   Section 6.3  Other Employment of Officers...............................   24
                ----------------------------
   Section 6.4  General Manager as Administrator-Manager...................   24
                ----------------------------------------

ARTICLE VII     LIABILITY AND INDEMNIFICATION..............................   24
                -----------------------------
   Section 7.1  Liability..................................................   24
                ---------
   Section 7.2  Indemnification............................................   24
                ---------------

ARTICLE VIII    ACCOUNTING AND DIVIDENDS...................................   25
                ------------------------
   Section 8.1  Books; Auditor; Financial Statements; Fiscal Year..........   25
                -------------------------------------------------
   Section 8.2  Dividend Policy............................................   26
                ---------------

ARTICLE IX      TRANSFER OF CORPORATE PARTS; RIGHT OF FIRST REFUSAL........   27
                ---------------------------------------------------
   Section 9.1  Prior Consent..............................................   27
                -------------
   Section 9.2  Right of First Refusal.....................................   27
                ----------------------
   Section 9.3  Transferees; New Partners..................................   28
                -------------------------

   Section 9.4  Costs......................................................   28
                -----

ARTICLE X       PUT AND CALL RIGHTS OF THE PARTNERS........................   28
                -----------------------------------
   Section 10.1 Put Right..................................................   28
                ---------
   Section 10.2 Call Right.................................................   28
                ----------
   Section 10.3 Computation of Purchase Price..............................   29
                -----------------------------
   Section 10.4 Payment....................................................   30
                -------
   Section 10.5 Put/Call Rights If JF Investor Owns Less Than 10%..........   31
                -------------------------------------------------

ARTICLE XI      ADDITIONAL COVENANTS.......................................   32
                --------------------
   Section 11.1 The Closing................................................   32
                -----------
   Section 11.2 Operating Policy...........................................   33
                ----------------
   Section 11.3 Payment of DRI Receivables.................................   33
                --------------------------
   Section 11.4 Consent to Assignment of SD License........................   33
                -----------------------------------
   Section 11.5 Debt Policy................................................   33
                -----------
   Section 11.6 Liens on Corporate Part of JF Investor.....................   34
                --------------------------------------
   Section 11.7 Prior Actions of SCE, Etc..................................   34
                -------------------------
   Section 11.8 Company Employees..........................................   34
                -----------------

ARTICLE XII     DISPUTE RESOLUTION.........................................   34
                ------------------
   Section 12.1 Notice Regarding Dispute...................................   34
                ------------------------
   Section 12.2 Referral to Senior Executive Officers......................   35
                -------------------------------------
   Section 12.3 Arbitration................................................   35
                -----------
   Section 12.4 No Limitation of Remedies..................................   36
                -------------------------

ARTICLE XIII    TERMINATION FOR MATERIAL BREACH, ETC. .....................   36
                -------------------------------------
   Section 13.1 Termination................................................   36
                -----------
   Section 13.2 Put and Call Rights Prior to Termination...................   37
                ----------------------------------------
   Section 13.3 Effect of Termination......................................   37
                ---------------------

ARTICLE XIV     REPRESENTATIONS AND WARRANTIES.............................   38
                ------------------------------
   Section 14.1 Investment Representations.................................   38
                --------------------------
   Section 14.2 Representations and Warranties of DR Investor..............   38
                ---------------------------------------------
   Section 14.3 Representations and Warranties of JF Investor..............   39
                ---------------------------------------------

ARTICLE XV      MISCELLANEOUS..............................................   40
                -------------
   Section 15.1 Public Announcements, Etc..................................   40
                -------------------------
   Section 15.2 Confidentiality............................................   41
                ---------------
   Section 15.3 Relationship of the Parties................................   41
                ---------------------------

   Section 15.4   Agreement for Further Execution..........................   41
                  -------------------------------
   Section 15.5   Notices..................................................   42
                  -------
   Section 15.6   Amendments; No Waivers...................................   43
                  ----------------------
   Section 15.7   Successors and Assigns...................................   43
                  ----------------------
   Section 15.8   Governing Law; Consent to Jurisdiction...................   43
                  --------------------------------------
   Section 15.9   Illegality and Severability..............................   43
                  ---------------------------
   Section 15.10  Specific Performance.....................................   44
                  --------------------
   Section 15.11  Captions.................................................   44
                  --------
   Section 15.12  Counterparts; Effectiveness..............................   44
                  ---------------------------
   Section 15.13  Entire Agreement.........................................   44
                  ----------------
   Section 15.14  Setoff...................................................   44
                  ------

                        List of Schedules and Exhibits

Schedule 1       -  Licensed Products
Schedule 2       -  SD Motors
Schedule 3       -  Consents

Exhibit A        -  Amended Bylaws
Exhibit B        -  DR Asset Purchase Agreement
Exhibit C        -  DR Service Agreement
Exhibit D        -  Equipment Lease
Exhibit E        -  Lease Agreement
Exhibit F-1 to
        F-5      -  Noncompetition Agreements
Exhibit G        -  RII Corporate Part Sale Agreement
Exhibit H        -  Service Agreement
Exhibit I        -  Supply and Sales Agreement
Exhibit J        -  Termination Agreement
Exhibit K        -  TIA Agreement
Exhibit L        -  Trademark Agreement
Exhibit M        -  Statement of Initial Capitalization
Exhibit N        -  Form of Subordinated Note
Exhibit 0        -  Promissory Note - Put Notice
Exhibit P        -  Promissory Note - Call Notice

                             PARTNERSHIP AGREEMENT
                             ---------------------
                                       OF
                                       --
                     DELCO REMY MEXICO. S. de R.L. de C.V.
                     -------------------------------------

                               A Mexican Company


     THIS PARTNERSHIP AGREEMENT (this "Partnership Agreement") is made and entered into as of the __________ day of ________________, 1997, by and between REMY MEXICO HOLDINGS, S. de R.L. de C.V., a Mexican company whose address is c/o Delco Remy International, Inc., 2902 Enterprise Drive, Anderson, IN 46013, U.S.A. ("DR Investor") and GCID AUTOPARTES, S.A. de C.V., a Mexican corporation whose address is EJE 128 No. 190, Zona Industrial Del Potosi, 78090 San Luis Potosi, S.L.P., Mexico ("JF Investor"), to join together to establish Delco Remy Mexico, S. de R.L. de C.V. as a joint venture between them for the purposes and upon the terms and conditions set forth in this Partnership Agreement.

                                    ARTICLE
                                       I

                                  DEFINITIONS
                                  -----------

     Section 1.1    Definitions.  Whenever used in this Partnership Agreement,
                    -----------
the following terms shall have the meanings respectively assigned to them in this Article I.

           Additional Contribution:  "Additional Contribution" shall mean either
           -----------------------
a Debt Contribution or an Additional Equity Contribution.

           Additional Equity Contribution:  "Additional Equity Contribution"
           ------------------------------
shall mean any Equity Contribution other than an Initial Equity Contribution or a JV Equity Contribution.

           Affiliate:  "Affiliate" of any Person shall mean any Person directly
           ---------
or indirectly controlling, controlled by, or under common control with, such Person. As used in the definition of Affiliate, "controlling" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, partnership or other ownership interests, by contract or otherwise). For the purposes of this Partnership Agreement, the Company shall not be deemed to be an "Affiliate" of DR Investor, JF Investor, or any of their respective other Affiliates, and none of such Persons shall be deemed to be "Affiliates" of the Company.

           Amended Bylaws:  "Amended Bylaws" shall mean the amended and restated
           --------------
Bylaws adopted by the corresponding Partners' Meeting pursuant to this Partnership Agreement, which shall be substantially in the form of Exhibit A.
                                                                   ---------

           Annual Limit:  "Annual Limit" shall mean the maximum aggregate amount
           ------------
of Additional Contributions which the Board shall have the right to require of the Partners (in the aggregate) in any relevant Fiscal Year. The Annual Limit for all Partners taken together in Fiscal Year 1997 shall be US $0.00 and shall be US$ 2,000,000 in each Fiscal Year from 1998 through and including 2001 (subject to the rights and limitations on carrying unused amounts forward from preceding Fiscal Years set forth in the first sentence of Section 2.6(a)). The JV Equity Contributions shall not count toward the 1997 Annual Limit. There is no Annual Limit for any Fiscal Year after the 2001 Fiscal Year.

           Applicable Law:   "Applicable Law" shall mean, with respect to any
           --------------
Person or matter, any Mexican, US or other national, federal, territorial, state or local statute, law, treaty, ordinance, rule, administrative action, regulation, order, writ, injunction, judgment, decree or other requirement of any Governmental Authority applicable to such Person or matter or any of such Person's properties, assets, officers, directors, administrator-managers, employees, consultants or agents (in connection with such officer's, director's, administrator-manager's, employee's, consultant's or agent's activities on behalf of such Person).

           Bylaws:  "Bylaws" shall mean the Bylaws of the Company, as they may
           ------
be amended from time to time in accordance with their terms .

           Board:  "Board" shall mean the Board of Managers of the Company.
           ------

           Closing:  "Closing" shall mean the consummation of the transactions
           -------
contemplated by this Partnership Agreement through the occurrence of the actions specified in Section 11.1.

           Closing Date:  "Closing Date" shall mean the date on which the
           ------------
Closing occurs.

           Company:  "Company" shall mean Delco Remy Mexico, S. de R.L. de C.V.,
           -------
a Mexican sociedad de responsabilidad limitada de capital variable.

           Company's Business:  "Company's Business" shall mean the business of
           ------------------
the Company as described in Section 3.1.


     Corporate Part:   "Corporate Part" shall mean, as to any Partner,  (i)
     --------------
such Partner's participation in the equity of the Company, including but not limited to such Partner's rights to receive dividends and distributions of the Company pursuant to this Partnership Agreement, the Bylaws and Applicable Law;
(ii) such Partner's rights to participate in the governance of the Company and vote in the Partners' meetings of the Company and (iii) all other rights of a Partner in the Company set forth in this Partnership Agreement, the Bylaws and Applicable Law.

           Covered Investment:  "Covered Investment" shall mean an investment
           ------------------
(whether used for the purchase of property, plant or equipment or for working capital purposes) made by the Company in a specific, separate and identifiable project or line of business and made for the purpose of yielding an incremental return (the "Return") to the Company, unless such investment is (i) made for general working capital purposes or (ii) a capital expenditure incurred in the usual course of business that is not intended to yield a separate and identifiable Return (such as capital expenditures for routine maintenance and replacements and capital expenditures made for the purpose of compliance with Applicable Laws).

           Debt Contribution:  "Debt Contribution" shall mean any loan extended
           -----------------
by any Partner or its Affiliates to the Company after the date of this Partnership Agreement. Each Debt Contribution, by its terms, shall be US Dollar denominated and shall be subordinate to all Senior Debt (as deferred in Exhibit
                                                                        -------
N) of the Company.
-

           DR  Asset  Purchase  Agreement:  "DR Asset Purchase Agreement" shall
           ------------------------------
mean the Asset Purchase Agreement dated as of the Closing Date between DRA and the Company in substantially the form of Exhibit B.
                                         ---------

           DRA:  "DRA" shall mean Delco Remy America, Inc., a Delaware
           ---
corporation. On the date of this Partnership Agreement, DRA is a wholly-owned subsidiary of DRI.

           DRI:  "DRI" shall mean Delco Remy International, Inc., a Delaware
           ---
corporation. On the date of this Partnership Agreement, DRI is the indirect parent of DR Investor.

           DRI Receivables:  "DRI Receivables" shall mean all accounts
           ---------------
receivable of DRI and its Affiliates owing from SCE and/or its Affiliates as at the Closing Date.

           DRI Senior Bank Debt Rate:  "DRI Senior Bank Debt Rate" shall mean
           -------------------------
the lowest interest rate available on the date of determination under any senior bank term loan facility of DRI then outstanding (whether or not any funds have then currently been drawn under such facility), as such rate is certified by DRI. If there is no such credit facility in existence on the date of determination, the DRI Senior Bank Debt Rate shall be the rate estimated by DRI in good faith to be the lowest rate of interest at which a US-based bank would lend US Dollars to DRI on the date of determination under a fully-secured senior term loan facility, as such rate is certified by DRI.

           DR Service Agreement:  "DR Service Agreement" shall mean the DR
           --------------------
Service Agreement dated as of the Closing Date between the Company and Remy Mexico Services, S. de R.L. de C.V., in substantially the form of Exhibit C.
                                                                  ---------

           EBIT:  "EBIT" shall mean, for any Fiscal Year or any other period,
           ----
net income (or loss) as reflected on the Company's audited financial statements stated in US dollars for such period and based on US GAAP; plus (or minus) to the extent deducted (added) in the determination of such net income (or loss)
(a) the income tax expense (benefit) for such period, (b) all interest expense (net of any interest income) for such period, (c) all items of extraordinary expense (income) for such period, (d) any loss (gains) resulting from the sale or other disposition of assets other than the sale of inventory in the normal course of business, (e) depreciation in excess of straight-line depreciation as determined in accordance with US GAAP and (f) all currency translation adjustments.

           Equipment Lease:  "Equipment Lease" shall mean the Equipment Lease,
           ---------------
Sublicense and Subcontract dated as of the Closing Date between SCE and the Company, in substantially the form of Exhibit D.
                                      ---------

           Equity Contribution:  "Equity Contribution" shall mean any
           -------------------
contribution to the Company by a Partner which represents or is evidenced by an equity security of or equity interest in the Company.

           Fix Rate:  "Fix Rate" shall mean, for a given day, the conversion
           --------
rate of Mexican Pesos into US Dollars published by Banco de Mexico in the Diario Oficial de la Federacion on such day or most recently prior to such day; provided, however, that if at any time Banco de Mexico ceases publication of such conversion rate, the Partners shall thereafter accept and use such other comparable statistics relative to US Dollar/Mexican Peso exchange rates as shall be computed and published by a comparable source to be selected by mutual agreement of the Partners.


           Governmental Authority:  "Governmental Authority" shall mean any
           ----------------------
Mexican, US or other national, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, commission or tribunal or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

           Initial Bylaws:  "Initial Bylaws" shall mean the Bylaws of the
           --------------
Company in effect on the date of formation of the Company.

           Initial Equity Contribution:  "Initial Equity Contribution" shall
           ---------------------------
mean any of (i) the MP $49,500 Equity Contribution made by DR Investor on formation of the Company or (ii) the MP $500 Equity Contribution made by RII on formation of the Company.

           Initial Partners:  "Initial Partners" shall mean DR Investor and RII
           ----------------

           JF:  "JF" shall mean Jose de la Fuente, an individual whose address,
           --
for the purposes of this Partnership Agreement and the Related Agreements, is 12454 Breckenridge Drive, Dallas, TX 75230.

           JF Asset Purchase Agreement:  "JF Asset Purchase Agreement" shall
           ---------------------------
mean the Asset Purchase Agreement attached as an exhibit to the Equipment Lease.

           JV Equity Contribution:  "JV Equity Contribution" shall mean any
           ----------------------
Equity Contribution made pursuant to Section 2.5.

           JV Partners:  "JV Partners" shall mean DR Investor and JF Investor.
           -----------

           Lease Agreement:  "Lease Agreement" shall mean the Lease Agreement
           ---------------
dated as of the Closing Date between the Company and SCE in substantially the form of Exhibit E.

           Licensed Products:   "Licensed Products" are the products which, on
           -----------------
the date of this Partnership Agreement, are manufactured or sourced by DRA and/or its Affiliates under the designations set forth on Schedule 1.
                                                          ----------

           Lien:  "Lien" shall mean any lien, attachment, pledge, conditional
           ----
sale agreement or other title retention agreement, lease, security agreement, security interest or other encumbrance or similar right of any nature.

           Majority Interest:  "Majority Interest" shall mean greater than fifty
           -----------------
percent (50%) of the total votes cast.

           Material Adverse Effect:  "Material Adverse Effect" shall mean, with
           -----------------------
respect to any event, occurrence or condition, or series of events, occurrences or conditions, a material adverse effect on the operations, property, earnings, prospects or financial condition of the affected Person taken as a whole.

           Material Breach:  "Material Breach" shall mean the breach by a
           ---------------
Partner of this Partnership Agreement which breach, if not cured, would have a Material Adverse Effect on the Company or the non-breaching Partner. A Material Breach shall not exist for purposes of this definition unless the non-breaching Partner has given written notice of such breach to the breaching Partner and the Partner in material breach fails to cure the subject breach within 60 days of the receipt of such notice.

           Mexican GAAP:  "Mexican GAAP" shall mean Mexican generally accepted
           ------------
accounting principles consistently applied.

           Mexican Peso:  "Mexican Peso" or "MP $" shall mean lawful money of
           ------------
the United Mexican States.

           Noncompetition Agreements:  "Noncompetition Agreements" shall mean
           -------------------------
the Noncompetition Agreements dated as of the Closing Date between SCE, JF, JF Investor, PCo. or Guillermo Guerra, on the one hand, and the Company and DRA on the other hand, in substantially the forms of Exhibits F-1 through F-5.

           Non-Productive Investment:  "Non-Productive Investment" shall mean
           -------------------------
either debt (including Debt Contributions) that was taken down, or cash of the Company that was utilized, for any Covered Investment which

           (i) involves the expenditure of more than US $500,000, as measured by the total amount of capital requested in the applicable capital authorization request prepared by the Company in the normal course with respect to a request for, and approval of, capital expenditures pursuant to the Company's policies and procedures in effect from time to time (the "Capital Authorization") for such project; and

           (ii) (x) during any twelve-month period within the Applicable Years, was not projected in the Capital Authorization to yield an annual pre-tax, preinterest Return of 20% or more and (y) such indebtedness has been designated by the JF Investor as Non-Productive Investment in accordance with Section 4.2(e).

           Officer:  "Officer" shall mean any Senior Officer or any individual
           -------
approved by the Senior Officers to act as an officer of the Company in accordance with the Bylaws and this Partnership Agreement.

           Partner:  "Partner" shall mean any Person who holds legal title to
           -------
any Corporate Part, as determined by and in accordance with this Partnership Agreement, the Bylaws and Applicable Law.

          Partner's Premium Capital:  "Partner's Premium Capital" shall mean, as
          -------------------------
to any Partner, the sum of the portions of all the Equity Contributions of such Partner and its predecessors allocated to Premium Capital.

          Partner's Social Capital:  "Partner's Social Capital" shall mean, as
          ------------------------
to any Partner, the sum of the portions of all the Equity Contributions of such Partner and its predecessors allocated to Social Capital.

           PCo.:  "PCO." shall mean GCI Services, S.A. de C.V., a Mexican
           ----
corporation and an Affiliate of SCE, JF and JF Investor.

           Percentage:  "Percentage" shall mean, as to any Partner, a fraction
           ----------
(expressed as a percentage) determined by dividing such Partner's Social Capital by the Total Social Capital. Immediately following the Closing, DR Investor's Percentage shall be 76% and JF Investor's Percentage shall be 24%.

           Person.  "Person" shall mean a natural person, partnership (whether
           ------
general or limited) , limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

           Premium Capital:  "Premium Capital" shall mean that portion of each
           ---------------
Equity Contribution not allocated to Social Capital. None of the Initial Equity Contributions or the JV Equity Contributions shall be allocated to Premium Capital.


           Related Agreements:  "Related Agreements" shall mean the DR Service
           ------------------
Agreement, the DR Asset Purchase Agreement, the Equipment Lease, the Lease Agreement, the Noncompetition Agreements, the RII Corporate Part Sale Agreement, the Service Agreement, the Supply and Sales Agreement, the Termination Agreement, the TIA Agreement and the Trademark Agreement. The JF Asset Purchase Agreement shall become a Related Agreement on the date it is executed and delivered by the parties thereto and the Closing defined therein occurs.

           Required Interest:  "Required Interest" shall mean ninety percent
           -----------------
(90%) or more of the total votes of the Partners.

           RII:  "RII" shall mean Remy International, Inc., a Delaware
           ---
corporation and an Affiliate of DRI and DR Investor.

           RII Corporate Part Sale Agreement:  "RII Corporate Part Sale
           ---------------------------------
Agreement" shall mean the Corporate Part Purchase and Sale Agreement dated as of the Closing Date among RII and JF Investor, in substantially the form of Exhibit
                                                                         -------
G.
-
           SCE:  "SCE" shall mean Sistemas y Componentes Electricos, S.A. de
           ---
C.V., a Mexican corporation and an Affiliate of JF Investor, JF and PCo.

           SD License:  "SD License" shall mean that portion of the license
           ----------
agreement dated May 16, 1991 between General Motors Corporation (as predecessor to DRA) pursuant to which SCE has historically and/or is currently producing SD Motors in Mexico; and all other rights and obligations of SCE (or its successors and assigns) under such license agreement shall be unaffected by this Agreement and the Related Agreements.

           SD Motors:  "SD Motors" means the SD Series starter motors and
           ---------
related sub-assemblies as listed on Schedule 2.
                                    ----------

           Senior Officer:  "Senior Officer" shall mean any individual approved
           --------------
by the Board or the Partners' Meeting to act as the General Manager, Chief Financial Officer or any other officer of the Company in accordance with the Bylaws and this Partnership Agreement.

           Service Agreement:  "Service Agreement" shall mean the Service
           -----------------
Agreement dated as of the Closing Date between PCo. and the Company, in substantially the form of Exhibit H.
                          ---------

           Social Capital:  "Social Capital" shall mean the portion of each
           --------------
Equity Contribution used to determine voting rights of the Partners and the Percentages of the Partners. One hundred percent (100%) of the Initial Equity Contributions and the JV Equity Contributions shall be allocated to Social Capital.

           Supply and Sales Agreement:  "Supply and Sales Agreement" shall mean
           --------------------------
the Supply and Sales Agreement dated as of the Closing Date between DRA and the Company, in substantially the form of Exhibit I.
                                      ---------

           Termination Agreement:  "Termination Agreement" shall mean the
           ---------------------
Termination Agreement dated as of the Closing Date among DR Investor, the Company, SCE, JF, JF Investor and PCo. in substantially the form of Exhibit J.
                                                                    ---------

           TIA Agreement:  "TIA Agreement" shall mean the Technology License,
           -------------
Technical Information and Assistance Agreement dated as of the Closing Date among DRA, the Company and PCO., in substantially the form of Exhibit K.
                                                              ---------

           Total Social Capital:  "Total Social Capital" shall mean, at any
           --------------------
time, the aggregate of the portions of all Equity Contributions allocated to Social Capital.

           Trademark Agreement:  "Trademark Agreement" shall mean the Trademark
           -------------------
and Trade Name Sublicense Agreement dated as of the Closing Date among DRA, the Company and PCO., in substantially the form of Exhibit L.
                                               ---------

           US Dollar:  "US Dollar" or "US $" shall mean lawful money of the
           ---------
United States of America.

           US GAAP:  "US GAAP" shall mean United States generally accepted
           -------
accounting principles consistently applied.

           US Independent Accountants:  "US Independent Accountants" means the
           --------------------------
independent accounting firm that audits the set of the Company's books and records maintained in accordance with US GAAP. On the date of this Partnership Agreement, Ernst & Young are the US Independent Accountants.

     Section 1.2  Other Definitions.  The following terms shall have the
                  -----------------
meanings assigned to such terms in the following Sections:


Terms                                  Sections
-----                                  --------
Applicable Years                          10.3
Average EBIT                              10.3
Breaching Partner                         13.2
Buyout Notice                             13.2
Call Notice                               10.2
Call Price                                10.3
Corporate Part Transfer                    9.2
Current Quarter                            8.2
Determination Date                        10.3
DR Investor                               Introduction
Equity Value                              10.3
Fiscal Year                                8.1(c)
Initial Company Products                   3.1(a)
Interested Party                           4.5(a)
JF Investor                               Introduction
Make-Up Capital                            2.6(a)
Nonparticipating Partner                   2.6(a)
Offer                                      2.6(a)
Offer Response Notice                      2.6(a)
Offered Debt/Equity Ratio                  2.6(a)
Paid-In Capital                            8.2
Participating Partner                      2.6(a)
Partnership Agreement                     Introduction
Premium Capital Portion                    2.6(a)
Put Notice                                10.1
Put Price                                 10.3
Quarterly Partner Meetings                 4.1
ROFR Period                                9.2

Social Capital Portion                     2.6(a)
Subordinated Note                          2.6(a)
Subscribed Equity                          2.6(a)
Terminating Partner                       13.2
Transfer                                   9.1
Transferring Partner                       9.2
Unsubscribed Equity                        2.6(a)

                                  ARTICLE II

                                 ORGANIZATION
                                 ------------

           Section 2.1  Establishment of Partnership;.  The Partners hereby
                        -----------------------------
enter into this Partnership Agreement for the purpose of setting forth their rights and obligations as Partners of the Company.

           Section 2.2  Bylaws;  Conflict with Partnership Agreement.  On the
                        --------------------------------------------
Closing Date, or as soon thereafter as is practicable, the JV Partners shall cause the Amended Bylaws to be filed of record in the offices of the Registro Publico de Comercio in San Luis Potosi in accordance with Mexican law. In the event that the Bylaws contain provisions which conflict with any provision of this Partnership Agreement, the Partners agree that the provisions of this Partnership Agreement shall govern and, to the extent consistent with Mexican law, they shall amend the Bylaws to eliminate such conflict. To the extent that any provisions of this Partnership Agreement which control over provisions of the Bylaws are inconsistent with Mexican law, Section 15.9 of this Partnership Agreement shall be applicable. Each Partner shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Partnership Agreement that are necessary or appropriate to qualify, continue and terminate the existence of the Company in all such jurisdictions in which the Company may conduct business.

           Section 2.3  Principal Offices.  The principal executive offices of
                        -----------------
the Company shall be in the metropolitan area of San Luis Potosi, SLP, Mexico or such other location as the Board shall designate. As required and as permitted by the Board, branch offices and facilities or agencies may be established in any place inside or outside of Mexico.

           Section 2.4   Capitalization.
                         ---------------

           (a) The Total Social Capital of the Company shall be variable. The fixed capital of the Company shall be Fifty Thousand Mexican Pesos (MP $50,000), which on the date of formation of the Company was fully subscribed and paid by the Initial Partners. The variable part of the capital of the Company shall be unlimited. Following the consummation of the RII Corporate Part Sale Agreement, the Total Social Capital shall be reallocated to the JV Partners in accordance with their Percentages set forth in Section 2.5.

           (b) The corporate capital of the Company shall be divided into Corporate Parts. Each Partner shall have one, and only one, Corporate Part, but the Percentage of each Partner shall vary as set forth herein. The Partner's Social Capital and Partner's Premium Capital are subcomponents of the Corporate Part, to be used as described herein. In the event a Partner makes an Additional Equity Contribution, or acquires all or a fraction of the Corporate Part of another Partner pursuant to Section 2.6, Article X or Section 13.2, the contributing or acquiring Partner's Corporate Part, Percentage, Partner's Social Capital and Partner's Premium Capital shall be increased and the non-contributing or non-acquiring Partner's Percentage shall be decreased as described in such Section or Article. Ownership of Corporate Parts for all purposes shall be determined solely by reference to the Company's corporate registry, and any certificate which the Company may issue shall not constitute such Corporate Part or proof of ownership thereof.

           Section 2.5   Subscriptions and JV Equity Contributions.
                         -----------------------------------------

           (a) JF Investor shall subscribe for a capital increase resulting in a Corporate Part bearing a Percentage of twenty-three and 99/100 percent (23.9999%) and to which shall be credited Twelve Million Three Hundred Twenty Thousand and Sixty Eight (12,320,068) votes, and shall pay as an Equity Contribution of One Million Five Hundred Sixty Thousand US Dollars (US $1,560,000), minus Five Hundred
             -----
Mexican Pesos (MP $500) for such Corporate Part. One hundred percent (100%) of such Equity Contribution shall be credited to Social Capital. Such payment shall be made in cash, or by check, in US Dollars in two parts and shall be converted to the Mexican Peso equivalent by reference to the Fix Rate effective for the date of payment. JF Investor shall pay Five Hundred Sixty Thousand US Dollars (US $560,000), minus
               -----

Five Hundred Mexican Pesos (MP $500) on the Closing Date and shall pay One Million US Dollars (US $1,000,000) on the fourth business day (in San Luis Potosi, Mexico) after the Closing Date. Following JF Investor's purchase of the Corporate Part of RII pursuant to the RII Corporate Part Sale Agreement and after making the Equity Contribution described above, JF Investor shall have a Corporate Part bearing a Percentage of twenty-four percent (24%), to which shall be credited Twelve Million Three Hundred Twenty Thousand Five Hundred and Sixty Eight (12,320,568) votes.

           (b) DR Investor shall subscribe for a capital increase which, when aggregated with DR Investor's Initial Equity Contribution, will result in a Corporate Part bearing a Percentage of seventy-six percent (76%) and to which shall be credited Thirty-Nine Million Fifteen Thousand One Hundred Thirty-Two (39,015,132) votes, and shall pay as an Equity Contribution Four Million Nine Hundred Forty Thousand US Dollars (US $4,940,000), minus Forty-nine Thousand Five Hundred Mexican Pesos (MP $49,500) for such Corporate Part. One hundred percent (100%) of such Equity Contribution shall be credited to Social Capital. Such payment shall be made in cash, in US Dollars in two parts and shall be converted to the Mexican Peso equivalent by reference to the Fix Rate effective for the date of payment. DR Investor shall pay One Million Seven Hundred Seventy-seven Thousand Three Hundred Thirty-three US Dollars (US $1,773,333), minus Forty-nine Thousand Five Hundred Mexican Pesos (MP $49,500), on the
-----
Closing Date and shall pay Three Million One Hundred Sixty-six Thousand Six Hundred Sixty-seven US Dollars (US $3,166,667) on the fourth business day (in San Luis Potosi, Mexico) after the Closing Date.

           (c) For reference purposes only, attached to this Partnership Agreement as Exhibit M is a "Statement of Initial Capitalization," which
             ---------
summarizes (both in US Dollar and Mexican Peso terms) the JV Equity Contributions and Initial Equity Contributions made by or allocated to the JV Partners.

           Section 2.6  Additional Contributions.  The Partners acknowledge that
                        ------------------------
the Company may require Additional Contributions. Such determination shall be made by the Board acting in good faith, based on the Company's forecasted working capital and fixed capital requirements. All Additional Equity Contributions shall be denominated in Mexican Pesos. Partners may designate their Affiliates or, in the case of Affiliates who are natural persons, spouses, parents (including step-parents) , children (including step-children), grandchildren and siblings (including half-siblings and step-siblings), to make Debt Contributions, provided such designation has been approved in advance in writing by the other Partner, which approval shall not be unreasonably withheld. Subject to (a) below, at any time on or after January 1, 1998, the Board shall have the right to call upon the Partners to make certain mandatory Additional Contributions; provided, however, that except for Equity Contributions which comprise a part of such mandatory Additional Contributions, the Company may not issue any equity interests or securities, or interests or obligations convertible or exchangeable into or for or redeemable for equity interests or securities, without the prior written consent of all Partners. Under no circumstances shall Debt Contributions carry any voting rights in the Partners' meeting or other governing bodies of the Company or be convertible into or exchangeable for or redeemable for any rights, securities or interests possessing such voting rights.

           (a) The aggregate of all such mandatory Additional Contributions in any given Fiscal Year shall not exceed the Annual Limit, if any, applicable to the relevant Fiscal Year, unless agreed to by the Partners pursuant to the provisions contained in Section 4.2(b) (i); provided, however that to the extent
                                            --------  -------
an Annual Limit is not contributed to the Company by the Partners during the relevant Fiscal Year, the unused amount of such Annual Limit shall be carried forward and added to the Annual Limit for the next Fiscal Year; and provided
                                                                    --------
further, that, such restated Annual Limit for the next Fiscal Year shall in no
-------
event exceed US $4.0 million. Mandatory Additional Contributions, to the extent actually received, shall be counted against Annual Limits as of the 120th day after the date of the relevant Offer (defined below) , and any conversion necessary from Mexican Pesos to US Dollars for the purpose of counting such Additional Contribution against the Annual Limit shall be made by reference to the Fix Rate last published before the 120th day after the date of the relevant Offer. The Board shall satisfy the requirements for additional capital (to the extent that such additional capital is not provided by external financing) by calling a Partners' Meeting to resolve to make Debt Contributions and/or Equity Contributions in such amounts and at such times as the Board shall deem appropriate; provided, however, that all Additional Contributions shall be
             --------  -------
Equity Contributions unless the Board, with the affirmative vote of at least one administrator-manager proposed by JF Investor, resolves to offer debt securities in addition to equity interests. Notwithstanding the foregoing proviso, the affirmative vote of an administrator-manager proposed by JF Investor shall not be required for the Board to approve Debt Contributions exclusively from DR Investor and/or its Affiliates which are in excess of the then applicable Annual Limit. Whenever the Board determines that Additional Contributions are necessary (and regardless of whether such Additional Contributions are in excess of or within the Annual Limits) , the Company shall first offer (the "Offer"), at a Partners' Meeting, to each of the Partners the opportunity to invest in additional equity (through Equity Contributions) , subordinated Partner debt (through Debt Contributions made pursuant to promissory notes (each, a "Subordinated Note") in substantially the form of the promissory note attached to this Partnership Agreement as Exhibit N) or a
                                                          ---------
combination of such debt and equity of the Company, in such debt/equity proportions and having such terms as shall be determined by the Board in accordance with this Section; provided, however, that (i) the relative ratio of
                              --------  -------
debt securities and equity interests so offered (the "Offered Debt/Equity Ratio") and all terms and conditions of all such securities and interests shall be the same for all Partners, and (ii) the sum of debt securities and equity interests so offered to each Partner shall be proportional to each Partner's Percentage, and (iii) with respect to the equity portion of the Additional Contribution, the Offer shall specify the part of the Additional Equity Contribution offered to each Partner to be credited to Social Capital and Premium Capital. The part of the aggregate Additional Equity Contribution to be credited to Total Social Capital (the "Social Capital Portion") shall be determined as of the date of the Offer by the following formula: (1) dividing the Total Social Capital as of the date immediately preceding the Offer by the greater of (x) 150% of the book value of the Company determined as at the end of the latest fiscal quarter before the date of the Offer and (y) the Equity Value of the Company (determined as of the date of the Offer) and (2) multiplying such fraction (which shall in no case be greater than 1.0) by the aggregate Additional Equity Contribution. The part of such Social Capital Portion to be offered to each Partner shall be determined by multiplying such Partner's existing Percentage by the Social Capital Portion. The portion of the Additional Equity Contribution not allocated to Social Capital shall be allocated to Premium Capital (the "Premium Capital Portion"), and the part of such Premium Capital Portion to be offered to each Partner shall be determined by multiplying such Partner's existing Percentage by the

Premium Capital Portion. If, at the date of an Offer, (A) the Company has been in existence for less than two Fiscal Years but at least one Fiscal Year, the Equity Value determined pursuant to the preceding sentence shall be calculated by reference to the Company's EBIT for the completed Fiscal Year or (B) the Company has not been in existence for one full Fiscal Year, the Equity Value determined pursuant to the preceding sentence shall be calculated by annualizing the Company's EBIT for the period from the date of its constitution to the end of the last full calendar month prior to the date of the Offer. Each Partner shall have the option of subscribing for all, a portion of or none of the Additional Contributions included in the Offer, but in any event, only in the same ratio of debt and equity as in the Offered Debt/Equity Ratio and in the same ratio of Social Capital to Premium Capital as specified in the Offer. Each Partner shall respond to an Offer in written form (an "Offer Response Notice") not more than 30 days following the date of the Offer and shall be given 120 days following the date of the Offer to fund its subscription of the portion of the Offer accepted in the Offer Response Notice. If a Partner (the "Nonparticipating Partner") does not timely send its Offer Response Notice or fund its subscription in accordance with the immediately preceding sentence, (the portion of its offered debt and/or equity not subscribed or paid for being called the "Make-Up Capital" and the Additional Equity Contributions, if any, that are subscribed and paid for pursuant to a partial subscription called the "Subscribed Equity"), the other Partner (the "Participating Partner") shall have the option, but not the obligation, to provide all or any part of the Make-Up Capital. The Participating Partner who exercises this option shall have the right, so long as it has also subscribed to and funded all of the debt securities and made the Additional Equity Contributions offered to it in the Offer, to provide the Make-Up Capital to the Company by subscribing to all or any portion of the Additional Equity Contributions then being offered to the Nonparticipating Partner in excess of the Nonparticipating Partner's Subscribed Equity (the "Unsubscribed Equity") and the unsubscribed or subscribed but subsequently unfunded debt securities being offered to the Nonparticipating Partner in the same proportion as the Offered Debt/Equity Ratio (and ratio of Social Capital to Premium Capital) or in a higher ratio of debt to equity (but not in a lower ratio of debt to equity than the Offered Debt/Equity Ratio) , than the Offered Debt/Equity Ratio, with a resulting increase in the Percentage, Social Capital and Premium Capital of the Participating

Partner, and a resulting decrease in the Percentage of the Nonparticipating Partner.

              (b) Notwithstanding and in addition to the provisions of 2.6(a) above, and subject to the provisions of Section 4.2(b)(i), DR Investor and/or its Affiliates shall have the absolute right to fund capital requirements (as determined in good faith by the Board) in excess of the Annual Limits through Debt Contributions. Each such Debt Contribution shall be evidenced by a Promissory Note in substantially the form of Exhibit N. Such Debt Contributions
                                             ---------
shall bear a rate of interest which is equal to the DRI Senior Bank Debt Rate in effect on the date of the Debt Contribution; provided, however, assuming one or
                                             --------  -------
both of the following are higher than the DRI Senior Bank Debt Rate in effect on the date of the Debt Contribution, the applicable rate of interest (fixed as of the date of the Debt Contribution) shall equal the higher of (A) the highest interest rate then applicable to US Dollar denominated third party bank debt of the Company outstanding to US-based banks and (B) the rate of interest then applicable for US Dollar denominated loans extended by Bancomext S.N.C. to the Company.

           Section 2.7  Cash Contributions.  The cash payments of the Partners
                        ------------------
required by Sections 2.5 and 2.6 shall be made by depositing the required amount either by check or by wire transfer of immediately available funds in the account established in the name of the Company at Bank One, Indianapolis, NA, or any other bank to be agreed upon, in an amount in the name of the Company and in accordance with the certification to be processed by the stated bank as required by the Bylaws of the Company.

           Section 2.8  Organizational and Other Costs.  Within 90 days after
                        ------------------------------
Closing, the Company shall pay or cause to be paid (or refunded to the party which first incurred them) notary fees, legal fees and filing costs incurred in connection with the registration of the Company and preparation of the Initial Bylaws, Amended Bylaws and other formation documents (other than this Partnership Agreement) and any notary fees, legal fees and filing costs incurred in connection with the notarization and/or registration of any Related Agreements. Costs and expenses incurred by the Initial Partners, the JV Partners or their respective Affiliates in connection with the negotiation and preparation of this Partnership Agreement and the Related Agreements, including, by way of example, outside counsel expenses and the expenses of accounting consultants, shall be for the account of, and paid when due by, the Person incurring such costs and expenses.

          Section 2.9    Bank Financing.  To the extent any of the Company's
                         --------------
working capital, fixed asset capital, or other financial requirements are satisfied by borrowing by the Company from any bank or other financial institution, no Partner shall be obligated to guarantee or provide any other financial support of any or all of such debt incurred by the Company.


                                  ARTICLE III

                           PURPOSES; TERM OF COMPANY
                           -------------------------

          Section 3.1    Purposes.  The purpose of the Company shall include but
                         ---------
not be limited to (the "Company's Business") :

          (a) manufacture, assembly and sale of automotive and heavy duty starting motors and alternators and related sub-assemblies and components, including (i) the Licensed Products, which the Company shall produce and sell to original equipment and aftermarket customers, including DRI and its Affiliates,
(ii) the SD Motors ((i) and (ii) together, the "Initial Company Products"), and
(iii) such other products as the Board may authorize; and

          (b) marketing of Initial Company Products and such other products as DR Investor may, in its sole discretion, select within Mexico and such other countries as DR Investor may, in its sole discretion, select.

          Notwithstanding (a) and (b) above, the Company shall notify JF Investor in writing not more than thirty (30) days prior to the Company's commencement of manufacturing, assembly, and/or sale of any product other than the Initial Company Products pursuant to (a) above or prior to the marketing of any product in any new country pursuant to (b) above. If JF Investor advises DR Investor and the Company in writing within such thirty (30) day period that the Company's manufacturing, sale, assembly and/or marketing of such product would constitute a material violation of a covenant or agreement between a third party that is not an Affiliate of JF, on the one hand, and JF Investor or any of its

Affiliates, on the other hand, or if such manufacture, assembly, sale and/or marketing of such product in such country would cause SCE, PCo., JF, JF Investor or Guillermo Guerra to be in breach of any of the Noncompetition Agreements, approval of the manufacture, sale, assembly and/or marketing of such product in such country shall require the affirmative vote of all of the votes of all of the Partners. In its notice, JF Investor shall identify, to DR Investor's reasonable satisfaction, the specific covenant and agreement which would be violated.

          In furtherance of the Company's Business, the Company shall have all of the powers granted to a limited liability company of variable capital under the laws of Mexico.

          Section 3.2    Term.  The Company as constituted in this Partnership
                         ----
Agreement shall continue for ninety-nine (99) years from the date of its constitution, unless earlier dissolved or terminated pursuant to Applicable Law.


                                  ARTICLE IV

                                   PARTNERS
                                   --------

          Section 4.1    Partner Meetings.  The Partners shall hold a meeting
                         ----------------
within 60 days after the end of each fiscal quarter, at the corporate domicile and at such time as the Chairman (or, in his absence, the Vice Chairman) shall determine; provided, however, that the Partners' meeting to be held after the
           --------- -------
end of a Fiscal Year shall be held within 120 days of the end of such Fiscal Year (collectively, the "Quarterly Partner Meetings"). Other meetings of the Partners may be called by the Chairman or one or more Partners having the right to cast at least 20% of the total votes of the Partners, and shall be held at the Company's corporate domicile at such times as may be specified in such call. Notice of the time of each meeting of the Partners shall be given to each Partner by the Person or Persons calling such meeting. Such notice shall specify the purpose or purposes of the meeting and shall be provided at least fifteen
(15) days in advance of the meeting. The giving of notice shall be deemed to have been waived by any Partner who shall participate in such meeting and may be waived, in a writing, by any Partner either before or after such meeting. In the absence of the Chairman at a meeting of the Partners the Vice

Chairman shall assume the responsibilities of the Chairman. In the absence of the Chairman and the Vice Chairman, one of those administrator-managers present and proposed by DR Investor shall be elected to preside over that meeting. The secretary of the Board shall act as secretary of the Partners' meeting and, in his or her absence, the Partners shall appoint an alternate secretary of the meeting. The Chairman shall appoint one of the Partners or its representative to serve as examiner. The Company shall have a registry for the minutes of Partners' meetings. The minutes of each Partners' meeting shall be entered into such registry and shall be signed by at least the Persons acting as chairman and secretary and the Partners' representatives attending such meeting.

         Section 4.2   Voting.  (a)  Each Partner shall have one vote for each
                       ------
NP $1 of such Partner's Social Capital. Except as set forth below or as required by Applicable Law, all resolutions by the Partners shall require an affirmative vote of a Majority Interest.

         (b) The following matters shall require an affirmative vote of a Required Interest:

              (i) any call for Additional Contributions in any Fiscal Year in excess of the Annual Limit for such Fiscal Year; provided, however, that only a
                                                 --------  -------
Majority Interest shall be required in the circumstance where only a Debt Contribution is proposed and only DR Investor (and/or its Affiliates) agrees to make the full amount of such Debt Contribution in excess of the Annual Limit; and

              (ii) a change of the business activities of the Company from that described in Section 3.1(a) (i) and (ii) and the business activities as to any other products.

         (c) The following matters shall require the affirmative vote of all the votes of all the Partners:

              (i) any amendment of, waiver of any of the material requirements of or modification to any of the Related Agreements or any exhibit or schedule thereto (including, without limitation, any material modification of Schedules 1 and 2 of the Supply and Sales Agreement, which relate to prices of certain products, and the Non-Price Competitive Features (as that term is defined in the Supply and Sales Agreement) of all products sold thereunder) or any of the Subordinated Notes;

          (ii) any release by the Company of the liability of any Partner, administrator-manager or Officer to the Company, other than the release contained in Article VII;

          (iii) any capitalization of any debt of the Company (including Debt Contributions), any conversion, exchange or redemption of debt (including Debt Contributions) for or into equity interests or securities in the Company or (except for equity interests or securities issued as part of any mandatory Additional Contribution), any issuance of any interests or obligations convertible or exchangeable into or for or redeemable for equity interests or securities, or, except as specifically provided for in this Agreement, any increase, decrease or other modification of the equity capital structure of the Company;

          (iv) approval or modification of the annual plan and budget of the Company; provided, however, that as to modifications to the annual plan and
         --------  -------
budget, each of the partners covenants and agrees to refrain from using its veto power under this Section 4.2(c) (iv) or declining to attend a meeting or to vote for the purpose of denying the other rights specifically negotiated for the Partners or the Company in this Partnership Agreement, the Bylaws and the Related Agreements;

          (v) approval of the manufacturing, assembly, sale and/or marketing of any product other than the Initial Company Products or the marketing of any product in a new country following the Company's receipt of a notice from JF Investor pursuant to the second paragraph of Section 3.1 that such manufacturing, assembly, sale and/or marketing would constitute a material violation of a covenant or agreement between a third party that is not an Affiliate of JF, on the one hand, and JF Investor or any of its Affiliates, on the other hand or would cause SCE, PCo., JF, JF Investor or Guillermo Guerra to be in breach of any of the Noncompetition Agreements;

          (vi) approval of any Covered Investment which has a projected annual pre-tax, pre-interest Return (as defined within the definition of Covered Investment) on investment of less than twenty percent (20%) for any twelve-month period ending after December 31, 1998;

               (vii)  any amendment of or modification to the Bylaws; and

               (viii) approval of any Transfer of all or any part of any Corporate Part and approval of the admission of new Partners.

          Notwithstanding anything to the contrary set forth in Article 72 of the General Law of Commercial Companies of Mexico, an affirmative vote of all the votes of all the Partners shall be required to override the rights of Partners to subscribe to new equity in proportion to their Percentages granted pursuant to Section 2.6 of this Partnership Agreement or the corresponding provisions of the Bylaws, but this Section has no effect on the rights of Partners to acquire Unsubscribed Equity pursuant to Section 2.6(a) or the rights of the Partners under Section 2.6(b).

          (d) The requirements in (b) above for an affirmative vote of a Required Interest and in (c) above for the affirmative vote of all the votes of all the Partners shall apply at any meeting held on any first or subsequent calls. All of the matters requiring the affirmative vote of a Required Interest or all the votes of all the Partners are exclusively the responsibility of the Partners' meeting and the Board shall not have any authority with respect thereto.

          (e) All Capital Authorizations shall be approved by the Partners and not the Board. Before the Partners approve any Capital Authorization for a Covered Investment during the time JF Investor or any of its Affiliates hold a Corporate Part which involves the expenditure of more than US $500,000 (as measured by the total amount of capital requested in such Capital Authorization), and if such Covered Investment is not projected to yield an annual pre-tax, pre-interest Return of 20% or more for any twelve-month period ending after December 31, 1998, the Officers and Board shall provide JF Investor (or such other Affiliate) details of such Capital Authorization in writing. Within 14 days after the receipt of such notice, JF Investor shall have the right to give notice in writing to the Company and DR Investor that any debt (including Debt Contributions) or cash utilized to fund such

Covered Investment would be considered to be Non-Productive Investment by JF Investor. If, after receipt of such notice, the Company proceeds with the Covered Investment, then any debt or cash utilized to fund such Covered Investment shall be eligible to be classified as Non-Productive Investment pursuant to the definition thereof. It is agreed upon by the Partners that upon the receipt of a notice designating debt or cash related to a Covered Investment as Non-Productive Investment, the Company shall not be under any obligation to approve such Covered Investment or make the related investment.

          Section 4.3    Quorum.   The quorum for any Partners' meetings shall
                         ------
be the presence (in person or by proxy) of (a) the Partners having the right to cast at least ninety percent (90%) of the total votes of the Partners, on the first call for such Partners' meeting or (b) Partners having the right to cast at least fifty percent (50%) of the total votes of the Partners, on any subsequent call for such Partners' meeting. In the event that a quorum is not present, the person presiding over the meeting as specified in Section 4.1 shall adjourn the meeting and reschedule the meeting for a day not less than fifteen
(15) days from the original scheduled meeting date. Notice of meetings of the Partners shall be given in accordance with the provisions of Section 15.5.

          Section 4.4    Action by Written Consent. Any action permitted or
                         -------------------------
required by Applicable Law or this Partnership Agreement to be taken at a meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by all Partners. Such consent shall have the same force and effect as an affirmative vote at a meeting and may be stated as such in any document or instrument filed with the appropriate Governmental Authorities.

          Section 4.5    Other Activities.  (a) Except as otherwise set forth in
                         ----------------
this Partnership Agreement or any Related Agreement (including, without limitation, the Noncompetition Agreements), any Partner (the "Interested Party") may engage in or possess an interest in other business ventures of any nature or description, independently or with others, whether presently existing or hereafter created, and neither the Company nor any Partner other than the Interested Party shall have any rights in or to such independent ventures or the income or profits derived therefrom.

          (b) Subject to Section 4.2(c) of this Partnership Agreement and the provisions of any other Related Agreement, the Company may transact business with the Partners, their Affiliates and their respective administrator-managers, officers, employees and agents; provided, that the terms of those transactions
                                --------
are determined in good faith by the Board to be substantially comparable to or more advantageous to the Company than those the Company could obtain from unrelated third parties.

          Section 4.6    Hiring of Employees.   Notwithstanding anything to the
                         -------------------
contrary set forth in this Partnership Agreement or any of the Related Agreements, except for offers by the Company and/or its controlled Affiliates expressly permitted pursuant to the terms of the Service Agreement or the Termination Agreement, neither the Company and/or its controlled Affiliates, DR Investor nor any Affiliate of DR Investor shall hire, solicit or attempt to entice away from JF Investor, SCE or PCo., or any of their Affiliates, any individual who is, has agreed to be or within one year of such hiring, solicitation or enticement has been employed or retained by such party, nor shall any other company or entity, retained by the Company, which employs any such individual use such individual in providing services to the Company. DR Investor shall cause the Company and its controlled Affiliates and DR Investor's Affiliates to comply with the terms of this Section 4.6. Notwithstanding the termination of the Service Agreement or the Termination Agreement, or the exercise of any Put Right or Call Right hereunder or under the Bylaws, the covenants contained in this Section 4.6 shall continue to apply to the Company and its controlled Affiliates and to DR Investor and its Affiliates following a termination of this Partnership Agreement for a period of two (2) years from the date of such termination.


                                   ARTICLE V

                               BOARD OF MANAGERS
                               -----------------

          Section 5.1    Number.  The Board shall consist of six active and six
                         ------
alternate administrator-managers. JF Investor shall have the right to propose two active and two alternate administrator-managers and DR Investor shall have the right to propose four active administrator-managers, including the Chairman and Vice Chairman, and four alternate administrator-managers;

provided, however, that if JF Investor's Percentage ever exceeds fifty percent
--------  -------
(50%), (a) DR Investor shall cause two active and two alternate administrator-managers proposed by it to resign and shall vote in favor of any Persons proposed by JF Investor to fill such vacancies and (b) for so long as JF Investor's Percentage exceeds fifty percent (50%), JF Investor shall have the right to propose four active and four alternate administrator-managers and DR Investor shall have the right to propose two active and two alternate administrator-managers. Each Partner shall cast all its votes for the active and alternate administrator-managers proposed by the other Partner. No member of the Board may be removed without the affirmative vote of the Partner that proposed such member. Each Partner shall cast all its votes in favor of the removal of any member of the Board if the Partner who appointed such member so votes. Each Partner shall cast all its votes in favor of any replacement member of the Board proposed by the Partner who proposed the departing member. No alternate administrator-manager shall have the right to vote in meetings or call meetings of the Board unless he/she is serving in the place of an active administrator-manager. Alternate administrator-managers may only serve in the place of active administrator-managers proposed by the same Partner that proposed the alternate administrator-manager. At the first Board meeting after the end of a Fiscal Year, the Board shall elect a Secretary, who need not be an administrator-manager or Partner, and who shall serve until his or her successor shall be elected and qualified.

          Section 5.2    Meetings of the Board.  The Board shall meet at least
                         ---------------------
four times in each Fiscal Year at such time and place as it shall determine. To the extent feasible as determined by the Board, such ordinary meetings shall be held on the same date and the same location as the Quarterly Partner Meetings. Other meetings of the Board may be called by the Chairman, the Secretary or any two (2) active administrator-managers (or their alternates), and shall be held at such times and places, in Mexico or the United States, as may be specified in such call. Notice of the time and place of each meeting of the Board shall be given to each administrator-manager by the Person or Persons calling such meeting. Such notice shall specify the purpose or purposes of the meeting and shall be provided on at least fifteen (15) days advance notice. The giving of notice shall be deemed to have been waived by any administrator-manager who shall participate in such meeting and may be waived, in a writing, by any administrator-manager either before or after such meeting. In the absence of the Chairman at a meeting of the administrator-managers the Vice Chairman shall assume the responsibilities of the Chairman. In the absence of the Chairman and the Vice Chairman, one of those administrator-managers present and proposed by DR Investor shall be elected to preside over that meeting. The Secretary shall keep the minutes of the meeting and, if the Secretary does not attend a meeting, then any person appointed by a majority vote of the Board shall act as Secretary. The Company shall have a registry for Board meetings. The minutes of each Board meeting shall be entered into such registry and shall be signed by at least the Persons acting as chairman and secretary.

          Section 5.3    Powers.   The Board shall have all the necessary powers
                         ------
and privileges to administer the Company and perform its functions except (a) for the privileges that are reserved to the Partners according to the provisions of this Partnership Agreement and the Bylaws and (b) as limited by Applicable Laws.

          Section 5.4    Quorum.  A quorum for a meeting of the Board shall be
                         ------
four (4) active administrator-managers (or any alternate administrator-manager serving as an active administrator-manager in the absence of such active administrator-manager). In the event that a quorum is not present, a majority of the administrator-managers then present shall adjourn the meeting and reschedule the meeting on a second call for a day not less than fifteen (15) days from the original scheduled meeting date. The presence of four (4) active administrator-managers (or any alternate administrator-manager serving as an active administrator-manager in the absence of such active administrator-manager) at the rescheduled meeting shall constitute a quorum. Notice of meetings of the Board shall be given in accordance with the provisions of Section 15.5.

          Section 5.5    Voting; Action by Written Consent.  Except as described
                         ---------------------------------
in Section 2.6(a), resolutions or other actions of the Board shall be effective if affirmatively voted by a majority of the voting administrator-managers present. Each active administrator-manager (including the Chairman and Vice Chairman) or any alternate administrator-manager serving as an active administrator-manager in the absence of such active administrator-manager shall have a single vote. Any action permitted or required by Applicable Law, the Bylaws or this Partnership Agreement to be taken at a meeting of the Board may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by all active administrator-managers (or alternate administrator-managers in their absence). Such consent shall have the same force and effect as an affirmative vote at a meeting and may be stated as such in any document or instrument filed with the appropriate Governmental Authorities.


                                  ARTICLE VI

                                   OFFICERS
                                   --------

          Section 6.1    Officers.   The Board shall appoint a General Manager
                         --------
and a Chief Financial Officer of the Company who each shall be elected by a majority vote of the Board upon the nomination of DR Investor and shall oversee the day-to-day operation of the Company. The General Manager and Chief Financial Officer may be the same individual. The Board may establish additional Officers for the Company in its discretion and may delegate such authority to the Senior Officers in whole or in part.

          Section 6.2    Powers. All Officers of the Company shall exercise
                         ------
their powers and duties in accordance with the Bylaws, the resolutions of the Partners and the Board and Applicable Law. The General Manager shall have full and complete authority and responsibility for the administration and management of the Company's Business, in addition to those duties, responsibilities and powers ordinary and necessary to his/her position. The Chief Financial Officer shall have such powers and responsibilities as may be delegated to him from time to time by the Board. All other Officers of the Company shall have such powers and responsibilities as may be delegated to them from time to time by the Board and the General Manager. During the first 12 months from the date of the Company's constitution, the Company shall not employ any Officers other than the Operations Director (who may be hired by the Company at any time after December 31, 1998), the General Manager and the Chief Financial Officer. Through December 31, 1998, Guillermo Guerra shall perform the function of General Manager, on a full-time or part-time basis under the Service Agreement, in lieu of the Company directly employing a General Manager.

          Section 6.3    Other Employment of Officers.   Unless otherwise set
                         ----------------------------
forth in an employment agreement between the Company and the Officer, each Officer, while an employee of the Company, may continue his/her labor relationship with DR Investor or JF Investor or their Affiliates, particularly towards maintaining his/her pension, medical, and other social security benefits.

          Section 6.4    General Manager as Administrator-Manager. DR Investor
                         ----------------------------------------
may name the General Manager to serve as one of its appointees to the Board.


                                  ARTICLE VII

                         LIABILITY AND INDEMNIFICATION
                         -----------------------------

          Section 7.1    Liability.  Neither the Partners nor any administrator-
                         ---------
manager nor Officer of the Company shall be liable, responsible or otherwise accountable to the Company or to any Partner for any acts or omissions in good faith performed or omitted by him/her/it or on his/her/its behalf in furtherance of the interests of the Company and within the scope of such Partner's, administrator-manager's or Officer's authority hereunder, unless such acts or omissions were fraudulent, in bad faith or a result of wanton or willful misconduct or gross negligence by such Partner, administrator-manager or Officer.

          Section 7.2    Indemnification.    The  Company  shall indemnify,
                         ---------------
defend and hold harmless each Partner, administrator-manager, and Officer of the Company against any loss, expense, damage, claim, liability, obligations, judgment or injury suffered or sustained by him/her/it by reason of any act, omission or alleged act or omission by him/her/it arising out of his/her/its activities on behalf of the Company or in furtherance of the interests of the Company, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened actions, proceedings or claims, all costs of which shall be charged to and paid by the Company as incurred; provided, however, that the acts, omissions or alleged acts or omissions upon
--------- -------
which such actual or threatened actions, proceedings or claims are based were performed or omitted in good faith and were not fraudulent, in bad faith or a result of wanton and willful misconduct or gross negligence by such Partner, administrator-manager, or Officer. The agreement above to indemnify, defend and hold harmless shall survive termination of this Partnership Agreement.


                                  ARTICLE VIII

                            ACCOUNTING AND DIVIDENDS
                            ------------------------

          Section 8.1   Books;  Auditor;  Financial  Statements; Fiscal Year.
                        ----------------------------------------------------
          (a) The Company shall establish and maintain an accounting system which conforms to all requirements of Mexican law. The Company shall maintain or cause to be maintained proper and complete books and records in which shall be entered fully and accurately all transactions and other matters relating to the Company's Business in the detail and completeness customary and usual for businesses of the type engaged in by the Company, and as is necessary to comply with the reporting requirements of this Section 8.1. The Company shall keep and prepare its financial statements on the accrual basis, and shall prepare two sets of financial statements, one in accordance with Mexican GAAP and one in accordance with US GAAP (and the Company will ensure that it maintains such books as are necessary to prepare US GAAP financial statements, including using whatever functional currency is required for US GAAP purposes). The US GAAP financial statements shall be prepared for the Company by the US Independent Accountants or under the management and overall supervision of the Chief Financial Officer.

          (b) The Company's auditor shall be Ernst & Young, or any other independent public accountants selected by the Board. The fact that such independent public accountants may audit the financial statements of one or more of the Partners or their Affiliates shall not disqualify such accountants from serving as the Company's auditor.



          (c) The fiscal year of the Company and its taxable year (the "Fiscal Year") shall be the calendar year (or, if applicable, that shorter period within the calendar year during which the Company had legal existence) or such other fiscal year as selected by the Board and permitted by Applicable Law.

          (d) Promptly after the Closing Date, the Board shall cause to be prepared and distributed to each Partner an opening balance sheet of the Company as of the Closing Date. The opening balance sheet shall reflect the provisions of this Partnership Agreement and shall be prepared in accordance with both Mexican and US GAAP.

          (e) During such time as JF Investor or any Affiliate of JF Investor is a Partner, but subject, if the Service Agreement remains in full force and effect, to PCo.'s prompt performance of the related services under the Service Agreement which are necessary to prepare such financial statements, the Company shall prepare and distribute to JF Investor unaudited quarterly financial statements within 60 days following the end of each fiscal quarter, and audited annual financial statements prepared in accordance with US GAAP and Mexican GAAP, together with an opinion of the Company's auditors in the case of the audited annual financial statements, within 120 days following the end of each Fiscal Year.

          (f) The Company shall keep at its principal executive office such books and records as may be required by Mexican law and such other books and records as are customary and usual for businesses of the type engaged in by the Company, and as are necessary for the Company to prepare and receive an unqualified audit opinion thereon, financial statements prepared in accordance with US GAAP and Mexican GAAP.

          (g) Each Partner or its duly authorized representatives shall have the right, during normal business hours and in accordance with Mexican law, to inspect and copy the Company's books and records at the requesting Partner's sole cost and expense.

          Section 8.2   Dividend Policy.   The declaration of dividends shall be
                        ---------------
considered by the Partners on a quarterly basis at each Quarterly Partners Meeting. Any dividends declared at a Partners' meeting shall be paid within 15 days after such meeting. In the event that the Company's financial statements for the most recent fiscal quarter then ended reflect positive after-tax net income for such period (the "Current Quarter"), the Partners shall take such actions as shall be necessary to declare and cause the Company to make a dividend distribution; provided that the declaration and payment of such
                        --------
dividend is permissible under Applicable Law, that the Company has sufficient cash on hand to pay such dividend and that no additional debt shall be incurred in order to make the distribution (and the Partners shall cause the administrator-managers proposed by them to seek to ensure that such pre-conditions to the payment of dividends are met, including postponing a prepayment of debt of the Company which would be prejudicial to such distribution); and provided, further, that subject to the
                                          --------- -------
above proviso and compliance with the requirements of Applicable Law, the amount of any distribution to be declared and paid shall equal the lesser of; (i) 20% of the Paid-In Capital (as defined below), or (ii) 30% of the applicable Dividend Income Base, where the Dividend Income Base for the Current Quarter is the amount of cumulative Fiscal Year-to-date positive net income after-tax (stated in US Dollars applying US GAAP), if any, as at the end of the Current Quarter, which has not been included in the Dividend Income Base for any preceding quarter, if any, in the current Fiscal Year with respect to which quarter a dividend was actually paid by the Company. Declaration and payment of any additional dividends over the aforementioned limitation shall be considered by the Partners after giving priority to the fixed and working capital needs and other financial requirements of the Company. As used herein, "Paid-In Capital" shall mean the aggregate of all Equity Contributions, but not including any outside bank debt or Debt Contributions.


                                   ARTICLE IX

              TRANSFER OF CORPORATE PARTS; RIGHT OF FIRST REFUSAL
              ---------------------------------------------------

          Section 9.1    Prior Consent.  Except in connection with a put or call
                         -------------
under Article X, neither Partner shall, without the affirmative vote of all of the votes of all of the Partners, sell, assign, exchange, transfer, encumber, gift, pledge, enter into any voting trust or other arrangement with respect to the transfer of voting rights or other beneficial interest in its Corporate Part, or otherwise seek to transfer or place a Lien on (collectively, "Transfer") any right, title or interest in its Corporate Part at any time; provided, however that DR Investor may pledge its Corporate Part as collateral
--------   -------
security if such is required by any master credit agreement of DRI or DRA; and provided, further, that if at any time DR Investor sends a Call Notice or
--------  -------
receives a Put Notice, DR Investor shall have the right to transfer a portion of its Corporate Part to an Affiliate of DR Investor at any time prior to, or simultaneously with, DR Investor's purchase of JF Investor's Corporate Part.

          Section 9.2    Right of First Refusal.  If DR Investor has consented
                         ----------------------
to a Transfer pursuant to Section 9.1, DR Investor or its designee shall have a right of first refusal with respect to such Transfer by JF Investor or any other partner (other than DR Investor) (collectively, a "Transferring Partner") which would result in a change in the equity ownership and/or in the right to vote at a Partners' Meeting (a "Corporate Part Transfer"). In the event a Transferring Partner wishes to effect a Corporate Part Transfer, the Transferring Partner must obtain a written, binding Corporate Part Transfer offer from a bona fide
                                                                    ---------
third party, and provide written notice to DR Investor of the terms (including the price to be paid) of the proposed Corporate Part Transfer. DR Investor shall have the right, for 45 days after receipt of such written notice from the Transferring Partner (the "ROFR Period"), to purchase from the Transferring Partner all of the portion of the Corporate Part subject to the Corporate Part Transfer at the same price and on substantially the same terms as in the contemplated Corporate Part Transfer. If DR Investor declines to purchase all of such portion of the Corporate Part, then the Transferring Partner shall have the right for 120 days after the earlier of (i) receipt of DR Investor's notice that it will not purchase such portion of the Corporate Part or (ii) expiration of the ROFR Period, to Transfer such portion of the Corporate Part to the third party at the same price and on the terms specified in the Corporate Part Transfer notice. If such portion of the Corporate Part is not sold to the third party within the 120-day period specified in the preceding sentence, any future Transfer thereof shall be subject to the right of refusal set forth in this
Section 9.2.

          Section 9.3    Transferees;    New   Partners.      This Partnership
                         ------------------------------
Agreement shall be binding on any transferee of a Corporate Part, including but not limited to, one who acquires a Corporate Part as contemplated by the penultimate sentence of Section 9.2 and any Person to whom a new Corporate Part is issued. Failure of a transferee or purchaser of a new Corporate Part to execute a joinder to this Partnership Agreement shall cause the Transfer or issuance to be null and void.

          Section 9.4    Costs.  The Partner effecting a Corporate Part Transfer
                         -----
under this Article IX and any Person becoming a

Partner in connection therewith shall pay or reimburse the Company and be jointly and severally liable for, all reasonable costs incurred by the Company in connection with the Corporate Part Transfer (including, without limitation, any reasonable legal fees incurred in connection with the review and/or consideration of the implications thereof under Applicable Laws) on or before the tenth day after the receipt by the Person of the Company's invoice for the amount due.


                                   ARTICLE X

                      PUT AND CALL RIGHTS OF THE PARTNERS
                      -----------------------------------

          Section 10.1   Put Right.  At any time after January 1, 2000 and prior
                         ---------
to the receipt of a Call Notice (as defined below), JF Investor shall be entitled, in its sole discretion, by giving 60 days prior written notice (the "Put Notice") to DR Investor, to require DR Investor to purchase all (but not less than all) of JF Investor's Corporate Part at the Put Price as determined pursuant to Section 10.3. Once the Put Notice has been delivered by JF Investor to DR Investor, such notice shall be irrevocable and may not be cancelled, delayed or amended in any respect without DR Investor's written consent (which consent may be given or withheld in DR Investor's sole discretion).

          Section 10.2   Call  Right.  DR Investor shall be entitled, in its
                         -----------
sole discretion, at any time after January 1, 2002, by giving 60 days prior written notice (the "Call Notice") to JF Investor to purchase all (but not less than all) of JF Investor's Corporate Part at the Call Price determined pursuant to Section 10.3. Once the Call Notice has been delivered by DR Investor to JF Investor, such notice shall be irrevocable and may not be cancelled, delayed or amended in any respect without JF Investor's written consent (which consent may be given or withheld in JF Investor's sole discretion). DR Investor shall attach to the Call Notice a certificate, signed by the Chief Financial Officer of DRI, which states that, in the six months prior to the date of the Call Notice, the Company has not engaged in any activities or transactions outside of the ordinary course of its business which had or would have any adverse effect on the Call Price, other than those activities or transactions which were approved by JF Investor (whether through the approval of the annual plan and budget, in a resolution of the Partners or a resolution of the administrator-managers which received the affirmative vote of the administrator-managers proposed by JF Investor or otherwise), and that the Company has taken no action within such period that was specifically intended to reduce the Call Price. Receipt of the certificate referenced above shall be a precondition to JF Investor's obligation to tender its Corporate Part.

          Section 10.3   Computation of Purchase Price.  Promptly after receipt
                         -----------------------------
of a Put Notice or a Call Notice, as the case may be, DR Investor shall cause the Company to determine the Put Price or Call Price, as the case may be, as follows. The "Call Price" shall be an amount, determined and stated in US Dollars, equal to (i) the greater of (A) 150% of the book value of the Company determined as at the end of the latest fiscal quarter before the date of the Call Notice and (B) the. Equity Value of the Company (as defined below), multiplied by (ii) JF Investor's Percentage. The "Put Price" shall be equal to ninety-nine and one-half percent (99 1/2%) of the Call Price. If JF Investor has made an Additional Equity Contribution in the same calendar quarter as the date of the Put Notice or Call Notice or in the same calendar quarter as the date of the closing of the sale of JF Investor's Corporate Part, the amount of such Additional Equity Contribution shall be added into the Put Price or Call Price (as the case may be) . The amount of such Additional Equity Contribution shall be paid (pursuant to the provisions of Section 10.4(c)) on the date of the closing of the sale of JF Investor's Corporate Part, and the remainder of the Put Price or Call Price shall be paid as set forth in Section 10.4. The US Independent Accountants shall make the determinations of the book value and the Equity Value of the Company from the applicable financial statements of the Company prepared in accordance with US GAAP. The "Equity Value" of the Company shall be an amount, determined for purposes of this Article X as of the date of the Put Notice or Call Notice (the "Determination Date"), equal to (a) an amount determined by multiplying the Average EBIT (as defined below) times 5; (b) less, subject to (c) below, the total amount of all short term and long term debt, including all Debt Contributions determined as at the Determination Date; (c) plus the amount of any Non-Productive Investments, if any, determined as at the Determination Date; (d) plus the amount of the cash balances and the fair market value of marketable securities, if any, of the Company (excluding an amount equal to the Purchase Price (as defined in the Equipment Lease) and all Interest (as defined in the

Equipment Lease) earned thereon if the Purchase Price and the Interest have not been paid at such time), as at the Determination Date; all converted (where applicable) to US Dollars using the Fix Rate in effect for the Determination Date. The "Average EBIT" shall be the sum of the average of the EBIT for the two most recently completed Fiscal Years (the "Applicable Years") prior to the date of the Put Notice or the Call Notice, as the case may be. If there is a Material Breach by either Partner which has a material effect on EBIT (whether materially positive or materially negative) in any Fiscal Year used in the calculation of Average EBIT, the Partners shall cooperate in good faith to quantify such material effect and recalculate Average EBIT by making appropriate adjustments.

          Section 10.4   Payment.  The Put Price or Call Price so computed shall
                         -------
be paid to JF Investor as follows:

          (a) the Put Price (less any Additional Equity Contribution returned to JF Investor pursuant to Section 10.3) shall be evidenced by one or more promissory notes in substantially the form of Exhibit O and shall be payable in
                                              ---------
5 equal annual installments with the first installment payable in US Dollars at the closing of the sale of JF Investor's Corporate Part and 4 subsequent installments, together with interest thereon at the DRI Senior Bank Debt Rate in effect on the date of the closing (and, in the case of late payments, the DRI Senior Bank Debt Rate in effect on the date of the closing plus 2.5 percentage points), payable on each of the 1st, 2nd, 3rd and 4th anniversaries of the date of closing of the sale of JF Investor's Corporate Part.

          (b) the Call Price (less any Additional Equity Contribution returned to JF Investor pursuant to Section 10.3) shall be paid in US Dollars in cash 20% at closing of the sale of JF Investor's Corporate Part, and the deferred portion of such purchase price shall be evidenced by one or more promissory notes in substantially the form of Exhibit P providing that the principal of such
                          ---------
promissory note(s), together with interest on the remaining balance thereof at the DRI Senior Bank Debt Rate in effect on the date of the closing (and, in the case of late payments, the DRI Senior Bank Debt Rate in effect on the date of the closing plus 2.5 percentage points), shall be payable 40% on the date which is 6 months after closing of the sale of JF Investor's Corporate Part and 40% on the date which is 12 months after closing of the sale of JF Investor's Corporate Part.

          (c) Payments in respect of the Put Price or Call Price shall be made in US Dollars or Mexican Pesos, at JF Investors choice pursuant to written instructions sent to DR Investor not less than thirty (30) days prior to any due date (and subject to the restrictions of Applicable Laws) . Also subject to the restrictions of Applicable Law, if JF Investor instructs DR Investor to make payments in US Dollars, JF Investor shall also have the right to specify in its notice to make payment to a bank account either in the United States or in Mexico. In the case of payment in Mexican Pesos, such payment shall be converted from US Dollars to Mexican Pesos by reference to the Fix Rate last published before the date of payment.

          (d) (i) If the Company has a tax-paid retained earnings account ("CUFIN") at the time of the closing of the sale of JF Investor's Corporate Part, JF Investor shall have the right to instruct DR Investor to cause the Company to declare and pay a dividend on such date (of which JF Investor will receive a portion equal to its Percentage immediately prior to the sale of JF Investor's Corporate Part) equal to the amount of the Company's tax-paid retained earnings. If the amount paid to JF Investor as a dividend from the Company's CUFIN account exceeds the aggregate of (x) the Additional Equity Contribution if any, due to JF Investor pursuant to Section 10.3 plus (y) the cash amount payable to JF Investor pursuant to (a) or (b) above at the time of the closing of the sale of JF Investor's Corporate Part, on such date, JF
Investor shall lend such excess to DR Investor.   Such lent amounts shall reduce
the amounts owed from DR Investor pursuant to (a) or (b) above on a dollar-for-dollar basis and shall be incorporated in the promissory note attached as Exhibit O or Exhibit P, as the case may be.
---------    ---------

          (ii) Notwithstanding the foregoing, DR Investor shall only be required to comply with JF Investor's instruction if it receives a legal opinion, reasonably satisfactory to DR Investor, rendered by counsel reasonably acceptable to DR Investor, to the effect that the declaration and payment of such a dividend will not, in itself, result in or give rise to any liabilities under Applicable Law to DR Investor or the Company which are different in any adverse way from those which would have existed if

DR Investor paid the full amounts required to be paid on the closing date of the sale of JF Investor's Corporate Part pursuant to (a) or (b) above and do not violate any Applicable Laws (although DR Investor and the Company acknowledge that this procedure will deplete the CUFIN account of the Company). JF Investor shall bear the cost of such legal opinion.

          (e) DR Investor shall cause all outstanding Debt Contributions from JF Investor, together with all unpaid accrued interest thereon, to be repaid in cash in US dollars in full at the closing of the sale of JF Investor's Corporate Part.

          Section 10.5   Put/Call Rights If JF Investor Owns Less Than 10%.  If
                         -------------------------------------------------
at any time during the existence of the Company, the Corporate Part held by JF Investor bears a Percentage of less than 10%: (i) JF Investor shall be entitled, in its sole discretion, by giving a Put Notice to DR Investor, to require DR Investor to purchase all (but not less than all) of JF Investor's Corporate Part at the Put Price as determined pursuant to Section 10.3 and (ii) DR Investor, shall be entitled, in its sole discretion, by giving a Call Notice to JF Investor, to purchase all (but not less than all) of JF Investor's Corporate Part at the Call Price as determined pursuant to Section 10.3. For the purposes of this Section 10.5, if, at the date of a Put Notice or Call Notice, (A) the Company has been in existence for less than two Fiscal Years but at least one Fiscal Year, the Equity Value determined pursuant to Section 10.3 shall be calculated by reference to the Company's EBIT for the completed Fiscal Year or
(B) the Company has not been in existence for one full Fiscal Year, the Equity Value determined pursuant to Section 10.3 shall be calculated by annualizing the Company's EBIT for the period from the date of its constitution to the end of the last full calendar month prior to the date of the Put Notice or Call Notice. If the Corporate Part of JF Investor is to be purchased pursuant to a Call Notice, DR Investor shall also provide the certificate of the Chief Financial Officer of DRI described in Section 10.2. Once a Put Notice or Call Notice has been delivered by the relevant party pursuant to this Section 10.5, such notice shall be irrevocable and may not be cancelled, delayed or amended in any respect without the other Partner's written consent (which consent may be a given or withheld in such other Partner's sole discretion). The Put Price or Call Price shall be paid in the manner set forth in Section 10.4.

                                  ARTICLE XI

                             ADDITIONAL COVENANTS
                             --------------------

          Section 11.1   The Closing.  The following actions shall be taken and
                         -----------
events shall occur at the Closing:

                (a) each JV Partner shall, and shall cause its Affiliates and the Company to, execute and deliver each Related Agreement (other than the JF Asset Purchase Agreement) to which it or they are parties and all other documents, instruments and certificates required pursuant to the terms hereof and thereof;

                (b) the "Closing" shall occur under the DR Asset Purchase Agreement;

                (c) the JV Partners shall provide the Company with the funds forming the JV Equity Contributions in accordance with this Partnership Agreement;

                (d) the Company shall record the ownership of the Corporate Parts of the JV Partners in accordance with Section 2.5;

                (e) the JV Partners shall cause the increase of the Total Social Capital of the Company to reflect the JV Equity Contributions and shall cause the appointment of all administrator-managers and Officers of the Company in accordance with this Partnership Agreement and the Amended Bylaws; and

                (f) JF Investor shall deliver evidence satisfactory to DR Investor that there are no Liens on the Corporate Part to be issued to JF Investor in connection with the transactions contemplated hereby, nor is there any reasonable likelihood that any such Liens will attach to such Corporate Part in the future.

          On the Closing Date or as soon thereafter as is practicable, the JV Partners shall cause the Amended Bylaws to be filed with the Registro Publico de Comercio in San Luis Potosi.

          Section 11.2   Operating Policy.  The Partners shall use their best
                         ----------------
efforts to have the Company conduct its business in accordance with the highest business ethics and standards, and in full compliance with all Applicable Laws.

          Section 11.3   Payment of DRI Receivables.  The DRI Receivables shall
                         --------------------------
be purchased by the Company on the Closing Date pursuant to the DR Asset Purchase Agreement. JF Investor agrees to cause SCE to pay the DRI Receivables promptly to the Company as they become due according to their terms. DR Investor shall cooperate, and shall cause the Company to cooperate, in all reasonable ways with SCE and JF Investor regarding the method of payment, including causing the Company to draw any existing letters of credit securing payment of the DRI Receivables.

          Section 11.4   Consent to Assignment of SD License. SCE's rights under
                         -----------------------------------
the SD License shall be sublicensed to the Company by SCE on the Closing Date pursuant to the Equipment Lease and shall be assigned to the Company if the "Closing" occurs under the JF Asset Purchase Agreement. DR Investor shall ensure that DRA has consented in writing to SCE's sublicense and assignment of the SD License to the Company. DR Investor represents and warrants to JF Investor that the SD License has been validly assigned by General Motors Corporation to DRA and that, insofar as DR Investor is aware, there is nothing which prohibits SCE's sublicense or assignment of the SD License to the Company.

          Section 11.5   Debt Policy. DR Investor shall cause the Company to use
                         -----------
all reasonable efforts to maximize third party bank borrowing so as to minimize the amount of Additional Contributions required to be made by the Partners. Except as may be approved pursuant to Section 4.2, DR Investor shall cause the Company only to incur third party bank financing in the form of debt and not equity interests or securities or obligations convertible into or redeemable for equity interests or securities. Furthermore, it is agreed by the Partners that no Partner shall be obligated to guarantee any bank debt.

          Section 11.6   Liens on Corporate Part of JF Investor. JF Investor
                         --------------------------------------
covenants not to grant or permit to exist any Liens on the Corporate Part owned by it at any time during the term of this Partnership Agreement.

          Section 11.7   Prior Actions of SCE. Etc.  JF Investor represents and
                         -------------------------
warrants to DR Investor that none of DRI nor any of its Affiliates nor any of their respective officers and directors will incur any liability in connection with the consummation of the transactions contemplated by this Partnership Agreement or the

Related Agreements to any third party with whom SCE, JF or their Affiliates, representatives or agents have had discussions regarding the establishment of a joint venture or the sale of equity in SCE or its Affiliates, which liability arises out of such discussions or agreements to which SCE, JF, their Affiliates, representatives or agents are parties. JF Investor agrees to indemnify, defend and hold harmless each of DRI, its Affiliates and their respective officers and directors from any action by or against liabilities to such third parties, including legal and other expenses incurred in connection with the defense of such claims.

          Section 11.8   Company Employees. DR Investor shall cause the Officers
                         -----------------
to consult with JF Investor and obtain advice from JF Investor concerning the Company's hiring, directly or indirectly, of any employees. Such consultation shall be conducted for the purpose of determining each such Person's past relationships with JF Investor and its Affiliates, whether or not in JF Investor's opinion the presence of such Person would be disruptive in the workplace and whether or not JF Investor is aware of any prior criminal activity or other misconduct of such Person. If the Company wishes to hire any Person to perform direct labor for the manufacture of the Company's products, other than a Person who was an employee of PCo. immediately prior to the proposed date of hiring, DR Investor shall cause the Company to obtain the prior approval of the labor union then representing the employees of the Company (and, if the Service Agreement is in effect, the labor union then representing the employees of Pco.).


                                  ARTICLE XII

                              DISPUTE RESOLUTION
                              ------------------

          Section 12.1   Notice Regarding Dispute.  If there is a dispute
                         ------------------------
between the Partners relating to whether a Material Breach has occurred, any Partner may give written notice to the other Partner requesting to discuss actions which might be taken to resolve such dispute. No proposed actions are required to be set forth in such notice. The Partners shall, commencing promptly after such notice shall have been given, discuss such actions in good faith. During such discussions, any Partner may propose for discussion any action which it believes might be so taken.

          Section 12.2   Referral to Senior Executive Officers. If the Partners
                         -------------------------------------
shall have discussed actions which might be taken to resolve a dispute pursuant to Section 12.1 and shall have failed to agree upon such actions within 30 days after notice shall have been given pursuant to Section 12.1, a Partner may at any time within 15 days after the expiration of such 30-day period give written notice to the other Partner, requesting that the respective senior executive officers of the Partners (the President of DRI, on behalf of DR Investor; and JF, on behalf of JF Investor) and the General Manager of the Company, on behalf of the Company, discuss such actions. Within 30 days after receipt of such notice, the receiving Partner shall submit to the other parties a written response. The notice and the response shall include a statement of each Partner's position, to the extent applicable, and a summary of arguments supporting that position. The Partners shall, commencing promptly after such notice and response shall have been given, cause such senior executive officers to meet at a mutually acceptable time and place (within 15 days after delivery of the disputing Partner's notice), and thereafter as often as they reasonably deem necessary, to discuss such actions and to attempt to resolve the dispute. During such discussions, a senior executive officer may propose for discussion any action which such senior executive officer believes might be so taken and such senior executive officers may consult with counsel, accountants and other experts. Such senior executive officers shall utilize their best commercial efforts to resolve the dispute.

          Section 12.3   Arbitration.  Any dispute relating to the execution,
                         -----------
delivery, performance or interpretation of this Agreement or whether a Material Breach has occurred which remains unresolved following completion of the process provided in Sections 12.1 and 12.2 shall be settled and finally determined by binding arbitration in Chicago, Illinois or any other location as the Partners may agree, by three arbitrators, in accordance with the Commercial Arbitration Rules then obtaining of the American Arbitration Association. The arbitral tribunal may hold pre-hearing conferences or adopt other procedures, including reasonable discovery. The right to reasonable examination of opposing witnesses in oral hearing shall not be denied. Each party shall bear its own costs of presenting or defending its position in the arbitration. The award of the arbitral tribunal rendered therein shall specify the findings of fact of the arbitrators and the reasons for such award, with reference to and reliance on relevant law as provided for in Section 15.8 hereof. Any such award shall be final and binding on each and all of the parties thereto and the Partners, and judgment may be entered thereon in any court having jurisdiction thereof. The language of the arbitration shall be English.

          Section 12.4   No Limitation of Remedies. Notwithstanding the
                         -------------------------
foregoing, the initiation of the dispute resolution procedures set forth in Sections 12.1 through 12.3 above shall not limit the rights and remedies of the parties to the other Related Agreements (including, without limitation, DR Investor's and the Company's rights and remedies under the Termination Agreement) or pursuant to the Bylaws; provided, however, that the foregoing shall not limit the parties' agreement to use arbitration as a final dispute resolution mechanism under this Agreement pursuant to Section 12.3.


                                 ARTICLE XIII

                     TERMINATION FOR MATERIAL BREACH, ETC.
                     -------------------------------------

          Section 13.1   Termination.     (a) This Partnership Agreement may
                         -----------
be terminated by any Partner, subject to Section 13.2, by giving 90 days' notice to the other Partner if the other Partner is in Material Breach. Notwithstanding anything to the contrary set forth herein, the decision of a Partner not to subscribe to all or any part of an Additional Contribution (whether relating to the contents of an Offer, to Unsubscribed Equity, to Unsubscribed Debt or otherwise) shall not be deemed a Material Breach.

          (b) This Partnership Agreement shall automatically be terminated:

              (i)   upon the written consent of the Partners;

              (ii) upon the Transfer of all or substantially all of the assets of the Company (other than through a mortgage, pledge, grant of security interest or other financing encumbrance approved by the Board); or

              (iii) if (A) any Partner (1) makes an assignment for the benefit of creditors; (2) files a voluntary petition in bankruptcy or suspension of payment ("suspension de pagos") ; (3) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy, insolvency or suspension de pagos proceedings;
     (4) files a petition or answer seeking for itself any arrangement, composition, readjustment, liquidation, dissolution, suspension de pagos or similar relief under any statute, law or regulation; (5) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of the type described in clauses (1) through (4) above; (6) seeks, consents to, or acquiesces in the appointment of a receiver or liquidator of itself or of all or any substantial part of its properties; or (7) is generally unable, on an ongoing basis, to pay its debts as they become due; (B) the other Partner sends a notice to such Partner terminating this Partnership Agreement; and
     (C) thirty (30) days pass after the date of such notice.

          Section 13.2   Put and Call Rights Prior to Termination. If either
                         ----------------------------------------
Partner gives notice that it elects to terminate this Partnership Agreement pursuant to Section 13.1(a), such Partner (the "Terminating Partner") shall have the right, in addition to any other remedy that may be available, to send a notice (the "Buyout Notice") to the other Partner (the "Breaching Partner") stating that it will exercise a put right (if the Terminating Partner is JF Investor) or a call right (if the Terminating Partner is DR Investor) with respect to the Corporate Part of JF Investor on the date which is ten (10) days after the date of the Buyout Notice. The price paid by DR Investor for the Corporate Part of JF Investor shall be the Call Price (if DR Investor is the Terminating Partner) or Put Price (if JF Investor is the Terminating Partner), as calculated in accordance with Section 10.3, treating a Buyout Notice sent by JF Investor pursuant hereto as a Put Notice and a Buyout Notice sent by DR Investor pursuant hereto as a Call Notice; provided, however, that the 60-day
                                           --------  -------
notice periods specified in Sections 10.1 and 10.2 shall be shortened to 10 days for the purposes of this Section 13.2 and payment shall be in cash on the date of purchase if JF Investor is the Terminating Partner. If, on the date of the Buyout Notice, (A) the Company has been in existence for less than two Fiscal Years but at least one Fiscal Year, in lieu of Average EBIT, the Call Price or Put Price, as the case may be, shall be determined by reference to the Company's EBIT for the completed Fiscal Year, or (B) the Company has not been in existence for one full Fiscal Year, in lieu of Average EBIT, the Call Price or Put Price, as the case may be, shall be determined by reference to an annualized calculation of the Company's EBIT for the period from the date of its constitution to the end of the last full calendar month prior to the date of the Buyout Notice. In addition to the purchase of the Corporate Part of JF Investor, and simultaneously with the purchase of the Corporate Part of JF Investor, the Company shall pay, and DR Investor shall cause the Company to pay, to JF Investor the full amount of Debt Contributions (including, without limitation, principal and accrued but unpaid interest) then outstanding from JF Investor to the Company.

          Section 13.3   Effect of Termination.  If  this Partnership
                         ---------------------
Agreement is terminated, the Partners shall have no further obligations hereunder, except with respect to those provisions hereof which by their terms or this Section are intended to survive termination of this Partnership Agreement, including, without limitation, any unfulfilled obligations arising pursuant to Article XII or Section 9.4 and the obligations relating to public announcements and confidentiality provided for in Sections 15.1 and 15.2, respectively. The Breaching Partner shall cooperate in all reasonable ways requested by the Terminating Partner to permit the Terminating Partner to continue the Company, including through the amendment of the Bylaws, in the event the Breaching Partner ceases to be a Partner of the Company pursuant to
Section 13.2.


                                  ARTICLE XIV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 14.1   Investment Representations.    (a)  Each Partner
                         --------------------------
represents and warrants to the Company and to each other Partner that it has acquired its Corporate Part in the Company for its own account, for investment purposes only and not with a view to the distribution thereof, except to the extent provided in or contemplated by this Partnership Agreement.

          (b) Each Partner recognizes that (i) the interests in the Company have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), in reliance upon an exemption from such registration and agrees that it will not sell, offer for sale, transfer, pledge or hypothecate its Corporate Part (A) in the absence of an effective registration statement covering such Corporate Part under the 1933 Act, unless such sale, offer of sale, transfer, pledge or hypothecation is exempt from registration and (B) except in compliance with all applicable provisions of this Partnership Agreement and (ii) the restrictions on Transfers imposed by this Partnership Agreement may severely affect the liquidity of an investment in its Corporate Part.

          Section 14.2   Representations and Warranties of DR Investor.  DR
                         ---------------------------------------------
Investor represents, warrants and covenants to JF Investor as follows:

          (a)   Organization: Qualification.   DR Investor is a sociedad de
                ---------------------------
responsabilidad limitada de capital variable duly organized and validly existing under the laws of Mexico. DR Investor has all requisite corporate power and authority to own, lease and operate its properties and assets as now owned, leased and operated and to carry on its business as and where presently being conducted.

          (b)   Authorization and Enforceability.  DR Investor has the full
                --------------------------------
corporate power and authority to make, execute, deliver and perform this Partnership Agreement, and the execution, delivery and performance of this Partnership Agreement by DR Investor has been duly authorized by all necessary corporate action, including, if necessary, partner approval. This Partnership Agreement has been duly executed and delivered by DR Investor and this Partnership Agreement constitutes the legal, valid and binding obligation of DR Investor enforceable in accordance with its terms.

          (c)   No Violation of Laws or Agreements.  The execution and delivery
                ----------------------------------
of this Partnership Agreement do not, and the consummation of the transactions contemplated by this Partnership Agreement and the compliance with the terms, conditions and provisions of this Partnership Agreement by DR Investor will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the business, assets or properties of DR Investor under, any provision of (i) its articles of incorporation, bylaws or other corporate documents, or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which DR Investor is a party, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to DR Investor or the business, assets or properties of DR Investor.

          (d)   Consents.   No consent, approval, order or authorization of, or
                --------
registration, declaration or filing with, any court, administrative agency or commission or authority, is required to be obtained or made, by or with respect to, DR Investor in connection with the execution and delivery of this Partnership Agreement or the consummation by DR Investor of the transactions contemplated hereby.

          (e)   Board of Managers Approval.  The formation of the Company and
                --------------------------
the transactions contemplated by this Partnership Agreement have been approved by the board of managers of DR Investor.

          Section 14.3  Representations and Warranties of JF Investor. JF
                        ---------------------------------------------
Investor represents, warrants and covenants to DR Investor as follows:

          (a)   Organization: Qualification.   JF Investor is a sociedad anonima
                ---------------------------
de capital variable duly organized and validly existing under the laws of Mexico. JF Investor has all requisite corporate power and authority to own, lease and operate its properties and assets as now owned, leased and operated and to carry on its business as and where presently being conducted.

          (b)   Authorization and Enforceability.  JF Investor has full
                --------------------------------
corporate power and authority to make, execute, deliver and perform this Partnership Agreement, and the execution, delivery and performance of this Partnership Agreement by JF Investor has been duly authorized by all necessary corporate action, including, if necessary, shareholder approval. This Partnership Agreement has been duly executed and delivered by JF Investor, and this Partnership Agreement constitutes the legal, valid and binding obligation of JF Investor enforceable in accordance with its terms.

          (c)   No Violation of Laws or Agreements.  The execution and delivery
                ----------------------------------
of this Partnership Agreement do not, and the consummation of the transactions contemplated by this Partnership Agreement and the compliance with the terms, conditions and provisions of this Partnership Agreement by JF Investor will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the business, assets or properties of JF Investor, JF, SCE or PCo. under, any provision of (i) such Person's bylaws or other corporate documents, or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which such Person is a party, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Person or the business, assets, or properties of such Person.

          (d)   Consents.  Other than as set forth on Schedule 3, no consent,
                --------                              ----------
approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or Governmental Authority, is required to be obtained or made, by or with respect to, JF Investor, JF, SCE or PCo. in connection with the execution and delivery of this Partnership Agreement or the consummation by JF Investor of the transactions contemplated hereby.

          (e)   Board of Directors Approval.  The formation of the Company and
                ---------------------------
the transactions contemplated by this Partnership Agreement have been approved by all necessary corporate action.

                                  ARTICLE XV

                                 MISCELLANEOUS
                                 -------------

          Section 15.1   Public Announcements, Etc.  The Partners shall consult
                         -------------------------
with each other before issuing any press release or making any public announcement with respect to this Partnership Agreement or the constitution of the Company and, except as may be required by Applicable Law or any national or international securities exchange, shall not issue any such press release or make any such public announcement without the consent of all Partners; provided,
                                                                       --------
however, after the date of this Partnership Agreement, the Partners and their
-------
officers and Affiliates shall not be prohibited by this Section 15.1 from providing to third parties general, informal, unwritten information which is not confidential information concerning the Company and the Company's Business. Notwithstanding the foregoing, no provision of this Partnership Agreement shall relieve any Partner from any of the obligations under Section 15.2.

          Section 15.2   Confidentiality.  Each Partner agrees that it will not,
                         ---------------
and will cause each of its Affiliates, the Company and all of its and their agents, employees, officers and/or directors not to, at any time reveal to any Person or use in any way detrimental to the other Partner or the Company or the business of the other Partner or the Company any of their non-public, confidential or proprietary information received from them in connection with this Partnership Agreement, the Related Agreements and/or the transactions contemplated thereby, other than such information that (a) is generally available to the public (other than as a result of a disclosure by such Person in violation of this Partnership Agreement or any other agreement to which such Person is a party), (b) is available to such Person on a non-confidential basis from a source (including any Partner, as the case may be) that is not prohibited from disclosing such information to such Person or (c) after notice and an opportunity to contest, such Person is required to disclose under Applicable Law or under subpoena or other process of laws. Notwithstanding the foregoing, each Partner and its Affiliates shall have the right to disclose any information which may be disclosed under the express terms of the Service Agreement, as such information pertains to the term of the Lease Agreement.

          Section 15.3   Relationship of the Parties.  This Partnership
                         ---------------------------
Agreement shall not constitute the appointment of any Partner as the legal representative or agent of any other Partner. No party to this Partnership Agreement shall have any right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of any other party to this Partnership Agreement. Except as may be specifically provided in this Partnership Agreement or any other Related Agreement, neither the Company nor either Partner shall assume or be responsible for any liability or obligation of any nature of, or any liability or obligation that arises from any act or omission to act of, any other Partner however or whenever arising.

          Section 15.4   Agreement for Further Execution.  At any time or times
                         -------------------------------
upon the request of the Board or any Partner, each Partner agrees to sign and swear to any certificate, any amendment to or cancellation of such certificate, acknowledge similar certificates or affidavits or certificates of fictitious firm name or the like (and any amendments or cancellations thereof) required by the laws of Mexico, or any other jurisdiction in which the Company does, or proposes to do, business; provided that such certificate, amendment, cancellation or affidavit is consistent with the terms of this Partnership Agreement and the Related Agreements. This Section 15.4 shall not prejudice or affect the rights of the Partners to approve certain amendments to this Partnership Agreement pursuant to Section 15.6.

          Section 15.5   Notices.  Any notice, demand, election or communication
                         -------
required, permitted or desired to be given between the Partners hereunder shall be in writing and shall be personally delivered or shall be sent by prepaid registered mail, return receipt requested, or by commercial courier service, or electronic facsimile (but in the latter instance, also by prepaid registered mail, return receipt requested, or by commercial courier service). Notices, demands, elections or communications shall be deemed received on the first to occur of the following: (i) when personally delivered; (ii) when actually received; or (iii) when sent by commercial courier service, four (4) days following the deposit thereof with such service. Notices, demands, elections or communications shall be addressed as follows (or to any other address which the relevant party may designate to the others by written notice):

if to DR Investor or any administrator-manager proposed by DR Investor:

                    Remy Mexico Holdings, S. de R.L. de C.V.
                    c/o Delco Remy International, Inc.
                    2902 Enterprise Drive
                    Anderson, IN 46013
                    U.S.A.
                    Attention:  Robert Padgett
                    Telecopy:   317-778-6454
with a copy to:     Dechert Price & Rhoads
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, PA  19103-2793
                    Attention:  G. Daniel O'Donnell
                    Telecopy:   215-994-2222

if to JF Investor or any administrator-
manager proposed by JF Investor:

                    GCID  Autopartes, S.A. de C.V.
                          EJE 128 No. 190
                    Zona Industrial Del Potosi
                    78090 San Luis Potosi, S.L.P.
                    Mexico
                    Attention:  Guillermo Guerra
                    Telecopy:   52-48-240-298

with a copy to:     Little, Pedersen, Fankhauser & Cox
                    901 Main Street, Suite 5050
                    Dallas, TX  75202
                    U.S.A.
                    Attention:  Fred C. Pedersen, Esq.
                    Telecopy:   214-573-2323

if to the Company:  Delco Remy Mexico, S. de R.L. de C.V.
                    EJE 128 No. 190
                    Zona Industrial del Potosi
                    78090 San Luis Potosi, S.L.P.
                    Mexico
                    Attention:  General Manager
                    Telecopy:   52-48-240-298

with a copy to both Partners.

          Section 15.6   Amendments: No Waivers.  (a) Any provision of this
                         ----------------------
Partnership Agreement (including the definitions of any terms set forth herein and/or any schedule or exhibit hereto) may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the Partners, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege under this Partnership Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Partnership Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 15.7   Successors and Assigns.  Subject to the other
                         ----------------------
provisions hereof, the provisions of this Partnership Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. No party to this Partnership Agreement may assign its rights or obligations hereunder, without the written consent of the other, except as specifically set forth herein or where such assignment is made in connection with a Transfer of a Corporate Part in accordance herewith.

          Section 15.8   Governing Law; Consent to Jurisdiction. In accordance
                         --------------------------------------
with Section 5-1401 of the General Obligations Law of the State of New York, this Partnership Agreement shall be governed by the laws of the State of New York, USA, without giving effect to the provisions, policies or principles thereof relating to conflict of laws.

          Section 15.9   Illegality and Severability.  If application of any one
                         ---------------------------
or more of the provisions of this Partnership Agreement shall be unlawful under Applicable Law, then the Partners shall attempt in good faith to make such alternative arrangements as may be legally permissible and which carry out as nearly as practicable the terms of this Partnership Agreement. Should any portion of this Partnership Agreement be deemed unenforceable by an arbitral tribunal or a court of competent jurisdiction, the remaining portion hereof shall remain unaffected and be interpreted as if such unenforceable portions were initially deleted.

          Section 15.10  Specific Performance.  The Partners agree that
                         --------------------
immediate and irreparable damage would occur in the event any provision of this Partnership Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          Section 15.11  Captions.  The captions in this Partnership Agreement
                         --------
are included for convenience or reference only and shall be ignored in the construction or interpretation hereof.

          Section 15.12  Counterparts; Effectiveness.  This Partnership
                         ---------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and to this Partnership Agreement were upon the same instrument. This Partnership Agreement shall become effective when each party to this Partnership Agreement shall have received a counterpart hereof signed by the other party to this Partnership Agreement.

          Section 15.13  Entire Agreement.  This Partnership Agreement, the
                         ----------------
Bylaws and the Related Agreements (and any other agreements contemplated hereby or thereby) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof or thereof (including, without limitation, the Memorandum of Understanding among DRI, SCE and JF dated May 31, 1996). No representation, inducement, promise, understanding, condition or warranty not set forth in this Partnership Agreement has been made or relied upon by any party to this Partnership Agreement. This Partnership Agreement is not intended to confer upon any Person other than the parties and the Company any rights or remedies hereunder. This Section shall not apply to either party's obligations to pay money.

          Section 15.14  Setoff.  To the extent DR Investor or the Company
                         ------
and/or their respective successors ("DRI Entities") suffer or incur any direct out-of-pocket damages (but not any consequential, special or exemplary damages or damages for lost sales or loss of reputation or goodwill) ("Direct Damages") as a result of or arising out of a breach by JF Investor of any of the covenants contained in this Partnership Agreement, the DRI Entities may withhold and set off any such Direct Damages against any payments due to JF Investor under this Partnership Agreement and up to thirty percent (30%) of each payment due to JF Investor, PCo.

and SCE under any other agreement between any DRI Entity, on the one hand, and JF Investor, SCE or PCo. on the other hand, including, without limitation, the Bylaws and any Related Agreement. In addition, to the extent any money damages are awarded by an arbitral tribunal or a court of competent jurisdiction to any DRI Entity for a breach by JF Investor of any of the covenants contained in this Partnership Agreement, the DRI Entities may satisfy such award by withholding and offsetting against such damages any payments due to JF Investor under this Partnership Agreement and up to thirty percent (30%) of each payment due to JF Investor, PCo. or SCE under any other agreement between any DRI Entity, on the one hand, and JF Investor, SCE or PCo. on the other hand, including, without limitation, the Bylaws and any Related Agreement, to the extent not already withheld and offset pursuant to the preceding sentence. Notwithstanding anything to the contrary set forth in this Partnership Agreement, the DRI Entities may not withhold or offset against Direct Damages or awarded money damages any payments made in respect of the Put. Price, Call Price, dividends payable to JF Investor (or its permitted successors) pursuant to this Partnership Agreement or the Bylaws or the Purchase Price (as defined in the JF Asset Purchase Agreement). No DRI Entity shall be required to use any remedy set forth in this section, and the DRI Entities may pursue any other methods permitted by law (subject to Section 12.3, specifying arbitration as the final dispute resolution mechanism with respect to this Partnership Agreement) to recover such Direct Damages or other damages at any time until they receive the full amount of the such damages. The rights granted pursuant to this Section shall not affect in any way the rights of the DRI Entities to pursue the other remedies set forth in this Partnership Agreement. DR Investor shall provide JF Investor with written notice at the time of exercise by DR Investor or any DR Entity of any of their rights under this Section, specifying the amount withheld or setoff and the amount and kind of Direct Damages or awarded money damages to which such withholding or setoff relates.

        IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.


                                       PARTNERS:
                                       --------


                                       REMY MEXICO HOLDINGS, S. de R.L.
                                       de C.V.

                                       By: /s/ C. Robert Pudgett
                                          --------------------------------------
                                          Name:  C. Robert Pudgett
                                          Title: Legal Representative


                                       GCID AUTOPARTS, S.A. de C.V.

                                       By: /s/ [SIGNATURE APPEARS HERE]
                                          --------------------------------------
                                          Name:  [COPY ILLEGIBLE]
                                          Title: Legal Representative

                                    CONSENT

        Each of the undersigned parties consents to and agrees to be bound by the provisions of Section 15.14 of the preceding Partnership Agreement. The provisions of Section 15.8 of the preceding Partnership Agreement shall apply to this consent.


                                       SISTEMAS y COMPONENTES ELECTRICOS,
                                       S.A. de C.V.

                                       By:
                                          --------------------------------------
                                          Name:  [COPY ILLEGIBLE]
                                          Title: Legal Representative

                                       GCI SERVICES, S.A. de C.V.

                                       By: /s/ [SIGNATURE APPEARS HERE]
                                          --------------------------------------
                                          Name:  [COPY ILLEGIBLE]
                                          Title: Legal Representative

                                   GUARANTY



          The undersigned party (the "Guarantor") unconditionally guarantees the performance of all obligations of Remy Mexico Holdings, S. de R.L. de C.V., its indirect wholly-owned subsidiary, and its permitted successors and assigns ("DR Investor"), under that certain Partnership Agreement (herein so called) dated as of April 17, 1997, by and between DR Investor and GCID Autopartes, S.A. de C.V. ("JF Investor"), to each of the parties to whom such obligations are or may be owed; provided, however, that Guarantor does not guarantee any debt or other
      --------  -------
obligations of the Company (as the "Company" is defined in the Partnership Agreement.), including, but not limited to, any bank debt (whether principal or interest) owed by the Company, Debt Contributions (whether principal or interest) (as defined in the Partnership Agreement) owed by the Company to any of the Partners, debt (whether principal or interest) owed by the Company arising from the put and call provisions of the Partnership Agreement or the Company's payment of dividends (whether declared or not). Such guaranty is irrevocable until such obligations are performed in full irrespective of (i) any modifications of or amendments to the Partnership Agreement, (ii) the bankruptcy or insolvency of DR Investor, (iii) any change in the time, manner or place of performance of all or any of the obligations of DR Investor guaranteed hereby or
(iv) any release or amendment or waiver of or consent to departure from all or any of the obligations of DR Investor guaranteed hereby. Guarantor waives all requirements for notice or demand which may lawfully be waived in the State of New York. This Guaranty is an absolute, continuing, guaranty of performance and not a guaranty of collection; no beneficiary of this Guaranty shall be required to sue or exhaust any remedies against DR Investor prior to making a demand hereunder. In accordance with Section 5-1401 of the General Obligations Law of the State of New York, this Guaranty shall be governed by the laws of the State of New York, USA, without giving effect to the provisions, policies or principles thereof relating to conflict of laws.

          Guarantor further agrees to pay to each beneficiary of this Guaranty any and all reasonable costs and expenses (including court costs and reasonable attorneys' fees) incurred by such beneficiary in the preservation or enforcement of its rights and remedies hereunder, provided that it is ultimately determined (by the parties, and arbitral tribunal, a court or otherwise) that such beneficiary is entitled to payment by Guarantor.


                                       DELCO REMY INTERNATIONAL, INC.


                                       By: /s/ Thomas J. Snyder
                                          --------------------------------------
                                          Name:  Thomas J. Snyder
                                          Title: President and Chief Operating
                                                 Officer

                                  SCHEDULE l

                               Licensed Products
                               -----------------

l     28  MT Starting Motor Assembly
2.    PG  260 FI Starting Motor Assembly
3.    21  SI Alternator Assembly
4.    37  MT Starting Motor Assembly
5.    41  MT Starting Motor Assembly
6.    42  MT Starting Motor Assembly
7.    PG  260 F2 Brush Plate Assembly


      The "Licensed Products" shall also include products sold under different designations after the date of this Partnership Agreement if such products are intended by DRA to be replacements for the products currently sold under the designations listed above and if such products are Evolutionary Improvements (as defined in the TIA Agreement) of the products currently sold under the designations listed above. Once established as a "Licensed Product," a product shall remain a "Licensed Product" even if DRA changes the designation under which it is sold.

                                  SCHEDULE 2

                         SD Motors and Sub-Assemblies

(a)  Final Assemblies

     Part                                                         Part Number
     ----                                                         -----------
     SD260                           Current                        10455013
     SD210                           Current                        10455053
     SD255                           Current                        10455065
     SD255                           Current                        10455067
     SD205                           Current                        10455069
     SD200                                                          10455016
     SD250                                                          10455024
     SD200                                                          10455019
     SD200                                                          10455021
     SD200                                                          10455049
     SD200                                                          10455055


The final assemblies shall also include products sold under different part numbers after the date of this Partnership Agreement if such products are intended by DRA to be replacements for the final assemblies currently sold under the part numbers listed above and if such products are substantially the same as the final assemblies currently sold under the part numbers listed above. Once established as an "SD Motor," a final assembly shall remain an "SD Motor" even if DRA changes the part number under which it is sold.


(b)  Sub-Assemblies

       Brush Plate Assembly
       Drive Assembly
       Frame & Field Assembly 2

                                  SCHEDULE 3

                                   Consents
                                   --------

                                     None.